UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Taxable Fixed Income Funds

Semi-Annual Report March 31, 2014

Share Class / Ticker Symbol
	Class A	Class C	Class R3	Class I

Nuveen Preferred Securities Fund	NPSAX	NPSCX	NPSTX	NPSRX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your Fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your Fund’s sub-adviser(s) will continue to manage your Fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your Fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser(s). New agreements will be presented to the Funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in December 2013, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 23, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Preferred Securities Fund

The Nuveen Preferred Securities Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Douglas M. Baker, CFA, has served as the Fund’s portfolio manager since its inception in 2006 and Brenda A. Langenfeld, CFA, joined the management team in 2012. Here Doug and Brenda discuss the Fund’s key investment strategies and performance for the six-month reporting period ended March 31, 2014.

How did the Fund perform during the six-month reporting period ended March 31, 2014?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund’s Class A Shares at net asset value (NAV) for the six-month, one-year, five-year and since inception periods ended March 31, 2014.

During the six-month reporting period ended March 31, 2014, the Fund slightly underperformed the BofA/Merrill Lynch Fixed Rate Preferred Securities Index, the Custom Benchmark Index and outperformed the Lipper average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the six-month reporting period ended March 31, 2014? How did these strategies influence performance?

The Fund seeks to provide a high level of current income and total return with at least 80% allocation to preferred and hybrid securities. The Fund normally invests at least 60% of its net assets in investment grade rated securities. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities.

Our investment process begins with identifying the investable universe of preferred securities. We then narrow the universe to favor highly regulated industries such as banking, utility and insurance and determine their relative value. We perform quantitative analysis on individual securities, prioritize these securities and perform fundamental credit research focusing on those that are stable and improving. Then finally, we evaluate the investment process and performance via attribution analysis.

While the Fund did post positive absolute returns for the reporting period, it slightly underperformed the Custom Benchmark Index during the six-month reporting period ended March 31, 2014. Similar to recent performance measurement periods, we had several broad themes running within the Fund, including: an overweight to fixed-to-floating rate coupon structures; an overweight to the $1000 par side of the market; an overweight to more subordinate Tier 1 structures versus more senior Tier 2 structures; an overweight to lower investment grade and below investment grade securities; and finally an overweight to the insurance subsector and corresponding underweight to the bank subsector. However, it was underweight to $25 par retail structures, as discussed in greater detail below, which accounted for a majority of the relative underperformance during the reporting period.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

The $25 par retail side of the preferred/hybrid market strongly outperformed the $1000 par institutional side of the market during the reporting period, which was detrimental to performance given our meaningful overweight to $1000 par structures. As discussed in our previous annual report commentary, our overweight in the $1000 par side of the market was heavily concentrated in fixed-to-floating rate coupon structures, which, all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with traditional fixed rate coupons. Investor apprehension regarding higher interest rates abated meaningfully toward the latter part of the reporting period. As a result, income oriented retail investor demand spiked for longer duration traditional fixed rate coupon structures. In an upward sloping yield curve environment when the market is agnostic regarding duration risk, income focused investors will assume increasing amounts of duration risk to maximize their income potential. This dynamic was a meaningful reversal from recent periods where anxiety regarding higher interest rates instead weighed quite heavily on $25 par valuations relative to the $1000 par side of the market.

As in previous reporting periods, the relatively subordinate Tier 1 structures slightly outperformed more senior lower Tier 2 structures. During the six-month reporting period ended March 31, 2014, the Tier 1 sub-index of the Barclays USD Capital Securities Index posted a return of 6.01%, which was modestly above the 5.25% return posted by the lower Tier 2 sub-index. Historically, credit spreads for more subordinate structures, such as Tier 1 securities, tend to move at a greater magnitude than their more senior counterparts. Therefore, in a period when credit spreads generally narrow as they did again during the six-month reporting period ended March 31, 2014, we would expect credit spreads for Tier 1 structures to decrease at a greater rate compared to lower Tier 2 structures. So, during the reporting period, the higher allocation to Tier 1 structures helped offset some of the underperformance stemming from the underweight to $25 par securities.

Duration differentials between various preferred/hybrid sub-indices may play an increasing role in relative performance, especially as interest rate risk appears to be an increasing focal point for investors. As of March 31, 2014, the 5.8 year duration of the Barclays USD Capital Securities Tier 1 Index was approximately 1.1 years shorter than the 6.9 year duration of the Barclays USD Capital Securities Lower Tier 2 Index. The relatively higher proportion of fixed-to-floating rate securities in the Tier 1 sub-index is primarily responsible for the difference in duration between the two sub-indices. It is quite feasible then, that in an environment where interest rates exhibit a meaningful move, that the 1.1 year difference in duration could be the primary driver of relative performance between Tier 1 and lower Tier 2 structures, with credit spreads being a secondary driver of relative valuations.

During the reporting period, the Fund again maintained an overweight to lower investment grade and below investment grade securities relative to the Custom Benchmark Index. Lower investment grade and below investment grade preferred/hybrid securities generally outperform higher rated counterparts in an environment when credit spreads are shrinking and vice versa during periods when credit spreads widen. Therefore, with credit spreads generally narrowing during the reporting period, the Fund’s overweight to lower investment grade and below investment grade securities helped offset some of the underperformance versus the Custom Benchmark Index. This could be observed via the relative performance of the Barclays USD Capital Securities Lower Tier 2 BBB-rated sub-Index which posted a 6.01% return for the quarter, meaningfully above the lower Tier 2 A-rated or better sub-Index return of 4.34%.

Consistent with the previous reporting periods, the Fund again had a meaningful overweight to the insurance subsector of the preferred/hybrid market, and relative underweights to the bank, utility, real estate investment trusts and industrial subsectors. This positioning was intended to capitalize on what is expected to be light or negligible new issue flow out of the insurance sector over the next several quarters. The insurance sector is generally over capitalized and not in need of additional capital. As anticipated, we observed little new issue flow out of the insurance sector while new issue flow out of other sectors, like the bank sector, was again material during the reporting period. Indeed, the insurance subsector posted a return of 8.9%, well above the bank subsector’s 5.3% return for the quarter.

During the period, the Fund continued to invest in forward interest rate swap contracts to reduce the duration of its preferred stock portfolio. These swaps added slightly to performance during the period, as interest rates rose in the midpoint of the yield curve, which affects the value of these swaps.

6	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Dividend Information

The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. The Fund will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2014, the Fund had a positive UNII balance, based upon our best estimates, for tax purposes and a negative UNII balance for financial reporting purposes.

Nuveen Investments	7

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund is shown on the following page.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

8	Nuveen Investments

Nuveen Preferred Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2014*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.35%	5.24%	24.40%	6.26%
Class A Shares at maximum Offering Price	1.30%	0.22%	23.19%	5.55%
BofA/Merrill Lynch Fixed Rate Preferred Securities Index**	7.78%	0.94%	16.87%	1.48%
Custom Benchmark Index**	7.10%	2.16%	16.67%	3.16%
Lipper Flexible Income Funds Classification Average**	5.86%	3.57%	16.99%	5.84%

Class C Shares	6.00%	4.50%	23.51%	5.49%
Class R3 Shares	6.25%	4.99%	24.11%	6.01%
Class I Shares	6.48%	5.50%	24.72%	6.54%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.07%	1.82%	1.32%	0.82%

*	Since inception returns for Class A, C and I Shares, and for the comparative indexes and Lipper classification average, are from 12/19/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 9/29/09. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	9

Yields as of March 31, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Preferred Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	5.50%	5.00%	5.52%	6.01%
SEC 30-Day Yield	4.90%	4.40%	4.90%	5.40%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

10	Nuveen Investments

Holding

Summaries March 31, 2014

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Preferred Securities Fund

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	32.7%
Taxable Municipal Bonds	0.0%
Corporate Bonds	0.4%
$1,000 Par (or similar) Institutional Preferred	64.4%
Short-Term Investments	0.8%
Other Assets Less Liabilities	1.7%

Portfolio Composition

(% of net assets)

Insurance	35.1%
Banks	30.3%
Diversified Financial Services	15.0%
U.S. Agency	8.3%
Capital Markets	3.0%
Short-Term Investments	0.8%
Other Industries	5.8%
Other Assets Less Liabilities	1.7%

Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	0.5%
AA	3.5%
A	11.0%
BBB	51.3%
BB or Lower	28.6%
N/R (not rated)	2.6%
N/A (not applicable)	2.5%

Top Five Issuers

(% of net assets)

Wells Fargo and Company	4.4%
Assured Guaranty Corporation	4.3%
Catlin Group	3.6%
General Electric Company	3.5%
Rabobank Nederland	3.5%

Nuveen Investments	11

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Preferred Securities Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	Class R3	I Shares	A Shares	C Shares	Class R3	I Shares
Beginning Account Value (10/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,063.50	$1,060.00	$1,062.50	$1,064.80	$1,019.65	$1,015.91	$1,018.40	$1,020.89
Expenses Incurred During Period	$5.45	$9.30	$6.74	$4.17	$5.34	$9.10	$6.59	$4.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.06%, 1.81%, 1.31% and .81% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12	Nuveen Investments

Nuveen Preferred Securities Fund

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.5%

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 32.7%

	Banks – 8.5%

147,753	Citigroup Inc.	8.125%	BB+	$4,299,612

817,817	Citigroup Inc.	7.125%	BB+	21,590,369

267,500	Citigroup Inc.	6.875%	BB+	6,973,725

112,951	City National Corporation	6.750%	BBB–	3,129,872

158,300	Fifth Third Bancorp.	6.625%	BBB–	4,196,533

902,913	Morgan Stanley	7.125%	BB+	23,954,282

554,213	PNC Financial Services	6.125%	BBB	14,803,029

150,000	Private Bancorp Incorporated	7.125%	N/R	3,898,500

121,670	Regions Financial Corporation	6.375%	BB	2,933,464

275,600	Texas Capital Bancshares Inc.	6.500%	BB	6,611,644

70,000	U.S. Bancorp	6.500%	BBB+	1,988,000

38,684	Wells Fargo & Company	6.625%	BBB+	1,050,657

227,830	Wells Fargo & Company	5.850%	BBB+	5,672,967

259,148	Zions Bancorporation	6.300%	BB	6,452,785
	Total Banks			107,555,439

	Capital Markets – 1.7%

54,179	Deutsche Bank Capital Funding Trust VIII	6.375%	BBB–	1,378,314

366,300	Goldman Sachs Group, Inc.	5.500%	BB+	8,732,592

210,380	Morgan Stanley	6.875%	BB+	5,453,050

209,100	State Street Corporation, (3)	5.900%	BBB+	5,413,599
	Total Capital Markets			20,977,555

	Communications Equipment – 0.2%

102,380	Verizon Communications Inc.	5.900%	A–	2,555,405

	Consumer Finance – 0.4%

210,053	Discover Financial Services	6.500%	BB	5,152,600

	Diversified Financial Services – 4.2%

661,887	Countrywide Capital Trust III	7.000%	BB+	16,878,119

698,155	ING Groep N.V.	7.375%	BBB–	17,823,897

399,112	ING Groep N.V.	7.200%	BBB–	10,337,001

112,686	ING Groep N.V.	7.050%	BBB–	2,910,679

152,041	ING Groep N.V.	6.375%	BBB–	3,797,984

52,681	ING Groep N.V.	6.125%	BBB–	1,298,587
	Total Diversified Financial Services			53,046,267

Nuveen Investments	13

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	Food Products – 1.7%

490,000	CHS Inc.	7.875%		N/R	$14,322,700

282,400	CHS Inc., (3)	7.100%		N/R	7,559,848
	Total Food Products				21,882,548

	Insurance – 8.8%

113,570	Aegon N.V.	8.000%		Baa1	3,282,173

386,648	Aegon N.V.	7.250%		Baa1	9,990,984

191,764	Aegon N.V.	6.375%		Baa1	4,930,252

381,180	Arch Capital Group Limited	6.750%		BBB	9,575,242

93,825	Aspen Insurance Holdings Limited	7.250%		BBB–	2,450,709

665,400	Aspen Insurance Holdings Limited	5.950%		BBB–	16,508,574

312,627	Axis Capital Holdings Limited	6.875%		BBB	7,878,200

4,100	Delphi Financial Group, Inc., (4)	7.376%		BBB–	102,116

405,781	Endurance Specialty Holdings Limited	7.500%		BBB–	10,619,289

237,876	Hartford Financial Services Group Inc.	7.875%		BB+	7,045,887

205,800	Kemper Corporation	7.375%		Ba1	5,297,292

492,854	Maiden Holdings Limited	8.250%		BB	12,646,634

48,610	Maiden Holdings Limited	8.000%		BBB–	1,266,291

147,858	Maiden Holdings Limited	7.750%		BBB–	3,693,493

170,545	Montpelier Re Holdings Limited	8.875%		BBB–	4,591,071

417,500	Reinsurance Group of America Inc.	6.200%		BBB	11,059,575
	Total Insurance				110,937,782

	Oil, Gas & Consumable Fuels – 0.7%

315,895	Nustar Logistics Limited Partnership	7.625%		Ba2	8,465,986

	U.S. Agency – 6.5%

250,200	AgriBank FCB, (4)	6.875%		A–	25,794,069

107,000	Cobank Agricultural Credit Bank, (4)	11.000%		A–	5,564,000

215,900	Cobank Agricultural Credit Bank, (4)	6.250%		A–	21,846,381

213,410	Farm Credit Bank of Texas, (4)	6.750%		Baa1	21,781,158

266,900	Federal Agricultural Mortgage Corporation, (3)	6.875%		Aaa	6,629,796
	Total U.S. Agency				81,615,404
	Total $25 Par (or similar) Retail Preferred (cost $386,884,916)				412,188,986

Principal Amount (000)	Description (1)		Optional Call Provisions (5)	Ratings (2)	Value

	TAXABLE MUNICIPAL BONDS – 0.0%

	California – 0.0%

$20	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008B, 11.000%, 10/01/14		No Opt. Call	N/R	$19,905
$20	Total Taxable Municipal Bonds (cost $20,000)				19,905

14	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.4%

	Insurance – 0.4%

$2,000	Nationwide Mutual Insurance Company, 144A	8.250%	12/01/31	A–	$2,601,098

733	Nationwide Mutual Insurance Company, 144A	9.375%	8/15/39	A–	1,077,978

1,500	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	1,611,876
4,233	Total Insurance				5,290,952
$4,233	Total Corporate Bonds (cost $4,368,664)				5,290,952

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 64.4%

	Banks – 21.8%

15,125	Abbey National Capital Trust I	8.963%	N/A (6)	BBB–	$18,944,063

24,600	Agstar Financial Services Inc., 144A	6.750%	N/A (6)	BB	24,507,750

3,729	Banco Santander Finance	10.500%	N/A (6)	BB	3,874,664

6,149	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	8,241,689

9,100	Barclays PLC	8.250%	N/A (6)	BB+	9,555,000

16,500	BNP Paribas, 144A	7.195%	N/A (6)	BBB	17,613,750

6,910	Commerzbank AG, 144A	8.125%	9/19/23	BB+	7,903,313

5,940	Credit Agricole SA	7.875%	N/A (6)	BB+	6,274,125

11,918	HSBC Capital Funding LP, Debt	10.176%	N/A (6)	BBB+	17,161,920

18,345	JPMorgan Chase & Company	6.750%	8/01/64	BBB	19,308,112

3,410	M&T Bank Corporation	6.450%	12/29/49	BBB	3,537,875

32,858	Rabobank Nederland, 144A	11.000%	N/A (6)	A–	43,618,995

1,000	Republic New York Capital I	7.750%	11/15/26	BBB+	1,011,250

6,992	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	7,516,400

2,836	Societe Generale	8.750%	N/A (6)	BBB–	2,977,800

17,245	Societe Generale, 144A	7.875%	N/A (6)	BB+	17,934,800

730	Standard Chartered PLC, 144A	7.014%	N/A (6)	BBB+	781,100

48,422	Wells Fargo & Company	7.980%	N/A (6)	BBB+	55,019,494

8,940	Zions Bancorporation	7.200%	N/A (6)	BB	9,252,900
	Total Banks				275,035,000

	Capital Markets – 1.3%

17,700	Deutsche Bank Capital Funding Trust V, 144A	4.901%	N/A (6)	BBB–	16,992,000

	Diversified Financial Services – 10.8%

12,831	Bank of America Corporation	8.000%	N/A (6)	BB+	14,531,108

7,934	Bank of America Corporation	8.125%	N/A (6)	BB+	9,064,595

3,955	Citigroup Capital III	7.625%	12/01/36	BBB–	4,686,596

10,885	Credit Suisse Group AG	7.500%	N/A (6)	BB+	11,823,831

Nuveen Investments	15

Nuveen Preferred Securities Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

8,340	Credit Suisse Guernsey	7.875%	2/24/41	BBB–	$9,048,900

39,035	General Electric Capital Corporation	7.125%	N/A (6)	AA–	44,499,900

3,055	ING US Inc.	5.650%	5/15/53	Ba1	3,036,670

35,585	JPMorgan Chase & Company	7.900%	N/A (6)	BBB	40,211,050
	Total Diversified Financial Services				136,902,650

	Insurance – 25.9%

2,458	AG2R La Mondiale Vie	7.625%	N/A (6)	BBB–	2,653,237

7,600	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	9,875,965

2,065	Allstate Corporation	5.750%	8/15/53	Baa1	2,168,250

6,440	Aquarius & Investments PLC fbo SwissRe	8.250%	N/A (6)	N/R	7,148,400

13,475	Aviva PLC, Reg S	8.250%	N/A (6)	BBB	15,058,313

4,451	AXA SA	8.600%	12/15/30	A3	5,741,790

43,769	Catlin Insurance Company Limited	7.249%	N/A (6)	BBB+	45,191,493

6,865	Cloverie PLC Zurich Insurance	8.250%	N/A (6)	A	7,957,331

2,900	Dai-Ichi Mutual Life, 144A	7.250%	N/A (6)	A3	3,422,000

62,430	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	54,001,950

3,893	Friends Life Group PLC	7.875%	N/A (6)	BBB+	4,272,568

30,088	Glen Meadows Pass Through Trust	6.505%	2/12/67	BB+	29,636,680

1,600	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A–	1,672,000

1,300	Lincoln National Corporation	7.000%	5/17/66	BBB	1,332,500

22,051	MetLife Capital Trust X, 144A	9.250%	4/08/38	BBB	28,886,810

13,095	Provident Financing Trust I	7.405%	3/15/38	Baa3	14,666,400

4,900	Prudential Financial Inc.	5.875%	9/15/42	BBB+	5,114,375

8,136	Prudential PLC	7.750%	N/A (6)	A–	8,807,220

22,528	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	24,104,960

21,754	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	22,841,700

30,235	White Mountain Re Group	7.506%	N/A (6)	BB+	31,741,429
	Total Insurance				326,295,371

	Machinery – 0.3%

3,070	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	3,292,575

	Real Estate Investment Trust – 2.5%

23,796	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (6)	Ba1	31,638,591

	U.S. Agency – 1.8%

18,350	Farm Credit Bank of Texas	10.000%	N/A (6)	Baa1	22,209,234
	Total $1,000 Par (or similar) Institutional Preferred (cost $757,765,862)				812,365,421
	Total Long-Term Investments (cost $1,149,039,442)				1,229,865,264

16	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.8%

$9,901	Repurchase Agreement with State Street Bank, dated 3/31/14, repurchase price $9,900,567, collateralized by $10,280,000 U.S. Treasury Notes, 0.625%, due 8/31/17, value $10,099,457	0.000%	4/01/14	$9,900,567
	Total Short-Term Investments (cost $9,900,567)			9,900,567
	Total Investments (cost $1,158,940,009) – 98.3%			1,239,765,831
	Other Assets Less Liabilities – 1.7% (7)			20,822,943
	Net Assets – 100%			$1,260,588,774

Investments in Derivatives as of March 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Termination Date	Unrealized Appreciation (Depreciation) (7)
Barclays PLC	$50,000,000	Receive	3-Month USD-LIBOR	2.758%	Semi-Annually	11/06/14	11/06/34	$6,146,850

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	For fair value measurement disclosure purposes, $25 Par (or similar) Retail Structures classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(8)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

N/A	Not applicable.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar – London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of

Assets and Liabilities	March 31, 2014 (Unaudited)

Assets
Long-term investments, at value (cost $1,149,039,442)	$1,229,865,264
Short-term investments, at value (cost approximates value)	9,900,567
Cash	4,382,546
Unrealized appreciation on interest rate swaps	6,146,850
Receivable for:
Dividends	2,622,961
Interest	12,934,731
Investments sold	3,999,912
Reclaims	105,726
Shares sold	7,735,827
Other assets	27,235
Total assets	1,277,721,619
Liabilities
Payable for:
Dividends	1,206,574
Investments purchased	11,482,392
Shares redeemed	3,051,170
Accrued expenses:
Management fees	711,737
Trustees fees	41,645
12b-1 distribution and service fees	224,990
Other	414,337
Total liabilities	17,132,845
Net assets	$1,260,588,774
Class A Shares
Net assets	$365,827,575
Shares outstanding	21,189,048
Net asset value (“NAV”) per share	$17.26
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$18.12
Class C Shares
Net assets	$177,963,228
Shares outstanding	10,301,417
NAV and offering price per share	$17.28
Class R3 Shares
Net assets	$3,094,555
Shares outstanding	177,982
NAV and offering price per share	$17.39
Class I Shares
Net assets	$713,703,416
Shares outstanding	41,328,654
NAV and offering price per share	$17.27
Net assets consist of:
Capital paid-in	$1,176,220,638
Undistributed (Over-distribution of) net investment income	(1,686,864)
Accumulated net realized gain (loss)	(917,672)
Net unrealized appreciation (depreciation)	86,972,672
Net assets	$1,260,588,774
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of

Operations	Six Months Ended March 31, 2014 (Unaudited)

Investment Income
Dividends (net of tax withheld of $48,271)	$14,925,053
Interest	24,160,903
Total investment income	39,085,956
Expenses
Management fees	3,876,202
12b-1 service fees – Class A	396,878
12b-1 distribution and service fees – Class C	853,218
12b-1 distribution and service fees – Class R3	7,871
Shareholder servicing agent fees and expenses	401,552
Custodian fees and expenses	63,137
Trustees fees and expenses	14,396
Professional fees	30,966
Shareholder reporting expenses	62,976
Federal and state registration fees	79,485
Other expenses	14,782
Total expenses	5,801,463
Net investment income (loss)	33,284,493
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,293,419
Change in net unrealized appreciation (depreciation) of:
Investments	35,408,008
Swaps	(1,274,099)
Net realized and unrealized gain (loss)	37,427,328
Net increase (decrease) in net assets from operations	$70,711,821

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 3/31/14	Year Ended 9/30/13
Operations
Net investment income (loss)	$33,284,493	$69,174,880
Net realized gain (loss) from:
Investments	3,293,419	30,752,789
Change in net unrealized appreciation (depreciation) of:
Investments	35,408,008	(43,478,849)
Swaps	(1,274,099)	7,342,668
Net increase (decrease) in net assets from operations	70,711,821	63,791,488
Distributions to Shareholders
From net investment income:
Class A	(9,333,148)	(20,243,329)
Class C	(4,368,289)	(8,894,051)
Class R3	(88,991)	(153,185)
Class I	(19,432,985)	(41,924,559)
From accumulated net realized gains:
Class A	(6,263,584)	(2,870,394)
Class C	(3,370,801)	(1,537,517)
Class R3	(63,219)	(23,221)
Class I	(11,454,894)	(5,388,690)
Decrease in net assets from distributions to shareholders	(54,375,911)	(81,034,946)
Fund Share Transactions
Proceeds from sale of shares	401,672,013	919,545,345
Proceeds from shares issued to shareholders due to reinvestment of distributions	43,692,685	64,644,395
	445,364,698	984,189,740
Cost of shares redeemed	(292,961,432)	(813,057,477)
Net increase (decrease) in net assets from Fund share transactions	152,403,266	171,132,263
Net increase (decrease) in net assets	168,739,176	153,888,805
Net assets at the beginning of period	1,091,849,598	937,960,793
Net assets at the end of period	$1,260,588,774	$1,091,849,598
Undistributed (Over-distribution of) net investment income at the end of period	$(1,686,864)	$(1,747,944)

See accompanying notes to financial statements.

20	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	21

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (12/06)
Year Ended 9/30:
2014(g)	$17.05	$.50	$.55	$1.05	$(.50)	$(.34)	$—	$(.84)	$17.26
2013	17.15	1.01	.09	1.10	(1.04)	(.16)	—	(1.20)	17.05
2012	15.30	1.03	2.29	3.32	(1.04)	(.43)	—	(1.47)	17.15
2011	16.99	1.05	(1.24)	(.19)	(1.08)	(.42)	—	(1.50)	15.30
2010	14.73	1.11	2.28	3.39	(1.13)	—	—	(1.13)	16.99
2009(d)	11.76	.84	3.00	3.84	(.87)	—	—	(.87)	14.73
Year Ended 12/31:
2008	16.98	1.31	(5.30)	(3.99)	(1.08)	—	(.15)	(1.23)	11.76
Class C (12/06)
Year Ended 9/30:
2014(g)	17.06	.44	.56	1.00	(.44)	(.34)	—	(.78)	17.28
2013	17.16	.88	.09	.97	(.91)	(.16)	—	(1.07)	17.06
2012	15.31	.91	2.30	3.21	(.93)	(.43)	—	(1.36)	17.16
2011	17.00	.93	(1.25)	(.32)	(.95)	(.42)	—	(1.37)	15.31
2010	14.74	1.00	2.28	3.28	(1.02)	—	—	(1.02)	17.00
2009(d)	11.77	.78	3.00	3.78	(.81)	—	—	(.81)	14.74
Year Ended 12/31:
2008	16.96	1.16	(5.24)	(4.08)	(.97)	—	(.14)	(1.11)	11.77
Class R3 (9/09)
Year Ended 9/30:
2014(g)	17.17	.48	.56	1.04	(.48)	(.34)	—	(.82)	17.39
2013	17.27	.96	.11	1.07	(1.01)	(.16)	—	(1.17)	17.17
2012	15.40	.96	2.35	3.31	(1.01)	(.43)	—	(1.44)	17.27
2011	17.10	1.05	(1.29)	(.24)	(1.04)	(.42)	—	(1.46)	15.40
2010	14.82	1.08	2.30	3.38	(1.10)	—	—	(1.10)	17.10
2009(e)	14.88	.01	(.07)	(.06)	—	—	—	—	14.82
Class I (12/06)
Year Ended 9/30:
2014(g)	17.06	.52	.55	1.07	(.52)	(.34)	—	(.86)	17.27
2013	17.15	1.05	.11	1.16	(1.09)	(.16)	—	(1.25)	17.06
2012	15.30	1.07	2.30	3.37	(1.09)	(.43)	—	(1.52)	17.15
2011	16.99	1.10	(1.25)	(.15)	(1.12)	(.42)	—	(1.54)	15.30
2010	14.72	1.16	2.28	3.44	(1.17)	—	—	(1.17)	16.99
2009(d)	11.76	.86	3.00	3.86	(.90)	—	—	(.90)	14.72
Year Ended 12/31:
2008	16.98	1.19	(5.14)	(3.95)	(1.14)	—	(.13)	(1.27)	11.76

22	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

6.35%	$365,828	1.06	%*	5.91	%*	1.06	%*	5.91	%*	13%
6.51	287,287	1.07		5.73		1.07		5.73		67
23.16	267,619	1.08		6.44		1.08		6.44		53
(1.59)	166,611	1.10		6.21		1.03		6.28		60
23.84	185,972	1.16		6.87		.95		7.07		72
35.29	93,983	1.47	*	8.58	*	.94	*	9.11	*	30

(24.67)	22,420	1.64		10.32		.95		11.02		99

6.00	177,963	1.81	*	5.15	*	1.81	*	5.15	*	13
5.73	170,808	1.82		5.03		1.82		5.03		67
22.24	152,411	1.83		5.68		1.83		5.68		53
(2.32)	97,071	1.85		5.49		1.78		5.57		60
22.94	97,316	1.91		6.13		1.70		6.34		72
34.48	48,720	2.23	*	7.82	*	1.69	*	8.36	*	30

(25.13)	6,429	2.32		8.90		1.70		9.52		99

6.25	3,095	1.31	*	5.66	*	1.31	*	5.66	*	13
6.25	3,209	1.32		5.48		1.32		5.48		67
22.82	552	1.33		5.91		1.33		5.91		53
(1.78)	170	1.35		6.20		1.28		6.25		60
23.59	62	1.42		6.59		1.20		6.81		72
(.40)	50	1.37	*	11.62	*	1.20	*	11.79	*	30

6.48	713,703	.81	*	6.12	*	.81	*	6.12	*	13
6.83	630,546	.82		6.01		.82		6.01		67
23.40	517,379	.83		6.68		.83		6.68		53
(1.28)	397,579	.85		6.51		.78		6.58		60
24.23	358,371	.91		7.16		.70		7.37		72
35.48	116,643	1.21	*	9.12	*	.69	*	9.64	*	30

(24.45)	38,697	1.26		7.57		.69		8.14		99

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the nine months ended September 30, 2009.
(e)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended March 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”), a non-diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide a high level of current income and total return. Under normal market conditions, the Fund invests at least 80% of its net assets and the amount of any borrowings for investment purposes in preferred securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund intends to invest at least 25% of its assets in the preferred securities of companies principally engaged in financial services. The Fund normally invests at least 60% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Sub-Adviser. The Fund may invest up to 40% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” or “junk bonds.” Although the Fund invests primarily in securities issued by U.S. companies, the Fund may invest up to 35% of its net assets in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities. The Fund is a non-diversified fund and as a result may invest a relatively high percentage of its assets in a limited number of issuers.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of March 31, 2014, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

24	Nuveen Investments

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

As of March 31, 2014, the Fund was invested in repurchase agreements and swap contracts that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

Prices of fixed-income securities and interest rate swap contracts are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$337,101,262	$75,087,724	$—	$412,188,986
Taxable Municipal Bonds	—	19,905	—	19,905
Corporate Bonds	—	5,290,952	—	5,290,952
$1,000 Par (or similar) Institutional Preferred	—	812,365,421	—	812,365,421
Short-Term Investments:
Repurchase Agreements	—	9,900,567	—	9,900,567
Investments in Derivatives:
Interest Rate Swaps**	—	6,146,850	—	6,146,850
Total	$337,101,262	$908,811,419	$—	$1,245,912,681
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of $25 Par (or similar) Retail Preferred classified as Level 2.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

26	Nuveen Investments

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
State Street Bank	$9,900,567	$(9,900,567)	$—
*	As of March 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivatives instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions the fund’s counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by the Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended March 31, 2014, the Fund continued to invest in forward interest rate swap contracts to reduce the duration of its preferred stock portfolio.

The average notional amount of forward interest rate swap contracts outstanding during the six months ended March 31, 2014, was as follows:

Average notional amount of forward interest rate swap contracts outstanding*	$50,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Fund as of March 31, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	$6,146,850	—	$—

The following table presents the Fund’s swap contracts subject to netting agreements and collateral delivered related to those swap contracts.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Barclays Bank PLC	$6,146,850	$ —	$—	$6,146,850	$(5,777,882)	$368,968
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the six months ended March 31, 2014, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from swaps	Change in Net Unrealized Appreciation (Depreciation) of swaps
Interest rate	Swaps	$—	$(1,274,099)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

28	Nuveen Investments

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 3/31/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,584,832	$129,413,201	14,966,630	$263,626,631
Class C	1,269,966	21,702,088	3,279,244	57,723,441
Class R3	15,318	263,968	199,680	3,502,723
Class I	14,740,109	250,292,756	33,648,448	594,692,550
Shares issued to shareholders due to reinvestment of distributions:
Class A	784,285	13,316,677	1,143,755	20,017,454
Class C	338,888	5,754,478	412,499	7,211,171
Class R3	7,601	129,942	9,487	167,079
Class I	1,441,262	24,491,588	2,128,075	37,248,691
	26,182,261	445,364,698	55,787,818	984,189,740
Shares redeemed:
Class A	(4,025,864)	(68,512,765)	(14,873,173)	(258,980,057)
Class C	(1,318,590)	(22,477,847)	(2,564,317)	(44,932,239)
Class R3	(31,799)	(546,034)	(54,248)	(956,593)
Class I	(11,818,780)	(201,424,786)	(28,982,300)	(508,188,588)
	(17,195,033)	(292,961,432)	(46,474,038)	(813,057,477)
Net increase (decrease)	8,987,228	$152,403,266	9,313,780	$171,132,263

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended March 31, 2014, aggregated $258,896,717 and $143,112,101, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

As of March 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,161,600,950
Gross unrealized:
Appreciation	$82,290,633
Depreciation	(4,125,752)
Net unrealized appreciation (depreciation) of investments	$78,164,881

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, complex securities tax character adjustments and tax equalization, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2013, the Fund’s last tax year end, as follows:

Capital paid-in	$6,351,964
Undistributed (Over-distribution of) net investment income	1,840,316
Accumulated net realized gain (loss)	(8,192,280)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2013, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1],2	$4,735,668
Undistributed net long-term capital gains	21,459,015
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2013 through September 30, 2013 and paid on October 1, 2013.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2013, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$71,112,179
Distributions from net long-term capital gains	8,716,664
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[3]	$2,849,705
Late-year ordinary losses[4]	—
[3]	Capital losses incurred from November 1, 2012 through September 30, 2013, the Fund’s last tax year end.
[4]	Ordinary losses incurred from January 1, 2013 through September 30, 2013 and specified losses incurred from November 1, 2012 through September 30, 2013, the Fund’s last tax year end.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

30	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2014, the complex-level fee rate for the Fund was .1668%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .90% through January 31, 2013, and 1.25% after January 31, 2013, of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended March 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$582,331
Paid to financial intermediaries	529,612

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended March 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$323,433

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31, 2014, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$202,687

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended March 31, 2014, as follows:

CDSC retained	$21,522

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

8. Subsequent Events

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

32	Nuveen Investments

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Quarterly Form N-Q Portfolio of Investments Information The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	33

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch Preferred Stock Hybrid Securities Index: An unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by BofA/Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1,000-par securities with at least one year to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays Tier 1 Capital Securities Index: An unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of “equity credit” from a rating agency. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Custom Benchmark Index: An index that is comprised of a 65% weighting in the BofA/Merrill Lynch Fixed Rate Preferred Securities Index and a 35% weighting in the Barclays USD Capital Securities Index. The BofA/Merrill Lynch Fixed Rate Preferred Securities Index is an index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule and must have a minimum amount outstanding of $100 million. The Barclays USD Capital Securities Index contains securities generally viewed as hybrid fixed income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities and term preferred securities.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

34	Nuveen Investments

Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Nuveen Investments	35

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen
Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset
Management, NWQ Investment Management Company, Santa Barbara
Asset Management, Tradewinds Global Investors, Winslow Capital
Management, and Gresham Investment Management. In total, Nuveen
Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-INV5-0314P        1223-INV-B05/15

Mutual Funds

Nuveen Taxable Fixed Income Funds

Semi-Annual Report March 31, 2014

Share Class / Ticker Symbol
	Class A	Class C	Class I

Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NWQIX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your Fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your Fund’s sub-adviser(s) will continue to manage your Fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your Fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser(s). New agreements will be presented to the Funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in December 2013, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 23, 2014

4	Nuveen Investments

Portfolio Manager’s

Comments

Nuveen NWQ Flexible Income Fund

The Nuveen NWQ Flexible Income Fund features portfolio management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments. Michael J. Carne, CFA, has managed the Nuveen NWQ Flexible Income Fund since 2009. Here Mr. Carne discusses key strategies and the performance of the Fund for the six-month reporting period ended March 31, 2014.

How did the Fund perform during the six-month reporting period ended March 31, 2014?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund’s Class A Shares at net asset value (NAV) for the six-month, one-year and since inception periods ended March 31, 2014. During the six-month reporting period, the Fund slightly underperformed the BofA/Merrill Lynch Fixed Rate Preferred Securities Index, but outperformed the BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index, the Morningstar Conservative Target Risk Index and the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What was the primary investment strategy for the Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2014?

The Fund seeks to provide current income and capital appreciation. The Fund invests at least 65% of its net assets in preferred and debt securities, including up to 10% in securities issued by master limited partnerships (MLPs). Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. The Fund may invest without limit in below investment grade securities, commonly referred to as “high yield” or “junk bonds.” The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services.

Our strategy invests in securities from across the capital structure of companies that possess favorable investment characteristics. Once an undervalued security has been identified, the issuing company is then analyzed using a fundamental bottom-up approach in order to assess the intrinsic value of the company as well as its long-range prospects. Then the strategy’s portfolio management team performs a comprehensive analysis of all available investment choices within the company’s capital structure to decide the optimal investment for the portfolio that would offer the greatest expected return for a given level of risk. We believe that by understanding the company from a fundamental basis, through our experienced research team, we can more effectively evaluate the risk and reward characteristics of the company’s debt and equity securities.

During the reporting period, several holdings contributed to the Fund’s positive performance, including our industrial and banking holdings. The Fund’s holdings in the real estate and financial sectors detracted from performance.

Top performing securities that contributed to performance included AdCare Health Systems, Inc., which manages, develops and acquires nursing homes, assisted living facilities, independent living facilities, dementia/alzheimer’s units, sub-acute units and retirement communities. Performance was attributed to the fact that we were able to buy very cheap preferred shares which outperformed. The common stock of Wells Fargo & Company also contributed to performance. Wells Fargo & Company is an American

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

multi-national banking and financial services holding company with operations around the world and the fourth largest bank in the U.S. by assets and the largest bank by market capitalization. Wells Fargo continues to execute extremely well despite the softness in the mortgage origination market, to which they are strongly tied. Investors are beginning to view the bank as a multiple product business, including capital markets and wealth management. Lastly, our position in Apollo Investment Corporation preferred stock contributed to performance. Apollo Investment Corporation is a business development company and operates as a closed-end management investment company. The company invests in middle market companies. The position enhanced returns during the reporting period due to the company’s improved capital structure and investment prospects.

Those positions that detracted from performance included the common stocks of industrial holdings Metro AG and Tesoro Corporation, as well as preferred stock in Sallie Mae.

Metro AG, a German global diversified retailer, has the largest market share in Germany and is the fifth-largest retailer in the world measured by revenues. The company’s third quarter sales were weak and earnings per share decreased, which detracted from performance. Tesoro Corporation, a U.S. refining and marketing company that operates primarily on the west coast, also was a drag on the Fund’s performance. The company reported disappointing fourth quarter 2013 results, which detracted from performance. Sallie Mae (SLM Corporation) is the nation’s number one financial services company specializing in education. Sallie Mae offers solutions that help families save, plan and pay for college. Sallie Mae also provides financial services to hundreds of college campuses as well as to federal and state governments. In May of 2013, the company announced plans to separate its consumer banking and education loan management operations into two distinct businesses. While the position detracted from performance during the reporting period, we believe the split between education loan management business and consumer-banking business may have a positive impact moving forward.

During the reporting period, the Federal Reserve (Fed) finally ended tapering speculation at its scheduled December meeting when it announced a reduction in the pace of its asset purchases from the then $85 billion per month to $75 billion per month beginning in January 2014. The FOMC recently announced another $10 billion reduction at the January meeting. The Fed also pledged to keep short-term interest rates near zero until the unemployment rate is well below 6.5%. The impact on Treasury yields after the December announcement was more or less muted, in part because of the Fed’s simultaneous commitment to low short-term rates and also because the Treasury market had “priced in” the taper last summer when the 10-year Treasury note yield climbed from 1.63% to 3.00%.

Rising interest rates have taken their toll on the fixed income markets during the reporting period. U.S. Treasury note yields rose significantly since May 2013 and continued to climb, though with less magnitude, during the fourth quarter. The summer’s rise in rates accompanied with a spread widening in credit was unusual in a rising rate environment. This spread widening reversed course in the fourth quarter, particularly after the Fed’s taper announcement along with its commitment to low interest rates at its December meeting. Most of the Fund’s holdings do exhibit a measure of sensitivity to changes in long-term interest rates. For example insurance holdings would tend to do better when rates rise, while REITs would do worse. Spread changes may also affect performance, if they widen, then the Fund may lag the Treasury market’s performance.

Also during the reporting period, the Fund wrote covered call options on individual stocks to enhance returns while forgoing some upside potential. Overall these covered call options made a modest positive contribution to performance in the period. The options were terminated prior to the close of the reporting period.

6	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.

Dividend Information

The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of March 31, 2014, the Fund had a positive UNII balance, based upon our best estimates, for tax purposes and a positive UNII balance for financial reporting purposes.

Nuveen Investments	7

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8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund is shown on the following page.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Flexible Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2014*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	7.53%	3.11%	11.22%
Class A Shares at maximum Offering Price	2.43%	(1.79)%	9.97%
BofA/Merrill Lynch Fixed Rate Preferred Securities Index**	7.78%	0.94%	8.48%
BofA/Merrill Lynch U.S. 50% Corporate & 50% High Yield Index**	5.31%	4.49%	8.77%
Morningstar Conservative Target Risk Index**	4.90%	5.70%	5.36%
Lipper Flexible Income Funds Classification Average**	5.86%	3.57%	9.25%

Class C Shares	7.14%	2.33%	10.39%
Class I Shares	7.67%	3.39%	11.51%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.92%	2.79%	1.64%
Net Expense Ratios	0.97%	1.72%	0.72%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 0.75% (1.25% after January 31, 2015) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2015, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/9/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Yields as of March 31, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	4.80%	4.30%	5.28%
SEC 30-Day Yield	5.63%	5.16%	6.17%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	11

Holding

Summaries March 31, 2014

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen NWQ Flexible Income Fund

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	68.6%
Common Stocks	13.8%
Corporate Bonds	7.8%
$1,000 Par (or similar) Institutional Preferred	5.4%
Investment Companies	1.5%
Preferred Stocks	0.9%
Convertible Bonds	0.7%
Convertible Preferred Securities	0.4%
Other Assets Less Liabilities	0.9%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	25.8%
Capital Markets	16.8%
Insurance	11.9%
Commercial Banks	9.6%
Oil, Gas & Consumable Fuels	8.9%
Diversified Financial Services	7.3%
Other Industries	18.8%
Other Assets Less Liabilities	0.9%

Bond Credit Quality

(% of total investments)

AAA/U.S. Guaranteed	0.1%
AA	0.3%
A	1.4%
BBB	23.2%
BB or Lower	21.4%
N/R (not rated)	19.5%
N/A (not applicable)	34.1%

Top Five Issuers

(% of net assets)

Medley Capital Corporation	1.8%
Jefferies Finance LLC Corporation, 144A	1.5%
Frontier Communications Corporation	1.5%
Maiden Holdings NA Limited	1.5%
JPMorgan Chase & Company	1.4%

12	Nuveen Investments

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Flexible Income Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (10/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,075.30	$1,071.40	$1,076.70	$1,020.09	$1,016.36	$1,021.34
Expenses Incurred During Period	$5.02	$8.88	$3.73	$4.89	$8.65	$3.63

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .97%, 1.72% and .72% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	13

Nuveen NWQ Flexible Income Fund

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.1%

	COMMON STOCKS – 13.8%

	Automobiles – 0.5%

11,900	Ford Motor Company	$185,640

	Capital Markets – 5.5%

21,900	Ares Capital Corporation	385,878

13,700	Arlington Asset Investment Corporation	362,776

4,900	Hercules Technology Growth Capital, Inc.	68,943

23,694	Medley Capital Corporation	322,475

23,000	PennantPark Floating Rate Capital Inc.	317,860

21,200	TCP Capital Corporation	350,860

18,200	TriplePoint Venture Growth Business Development Company Corporation, (2)	295,568
	Total Capital Markets	2,104,360

	Commercial Banks – 1.0%

3,400	Citigroup Inc.	161,840

4,100	Wells Fargo & Company	203,934
	Total Commercial Banks	365,774

	Communications Equipment – 0.5%

15,000	Ericsson LM Telefonaktiebolaget	199,950

	Food & Staples Retailing – 0.4%

18,900	Metro AG, (6)	154,339

	Food Products – 0.4%

18,800	Orkla ASA	160,740

	Hotels, Restaurants & Leisure – 0.5%

5,900	Norwegian Cruise Line Holdings Limited, (2)	190,393

	Insurance – 1.1%

3,600	American International Group, Inc.	180,036

400	Endurance Specialty Holdings Limited	21,532

8,575	Selective Insurance Group Inc.	199,969
	Total Insurance	401,537

	Life Sciences Tools & Services – 0.5%

1,500	Bio-Rad Laboratories Inc., Class A, (2)	192,180

	Machinery – 0.6%

5,200	Woodward Governor Company	215,956

	Media – 0.5%

12,200	National CineMedia, Inc.	183,000

14	Nuveen Investments

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels – 1.5%

8,800	Energy Transfer Equity LP			$411,400

3,100	Tesoro Corporation			156,830
	Total Oil, Gas & Consumable Fuels			568,230

	Pharmaceuticals – 0.3%

2,300	Teva Pharmaceutical Industries Limited, Sponsored ADR			121,532

	Semiconductors & Equipment – 0.5%

7,400	Microsemi Corporation, (2)			185,222
	Total Common Stocks (cost $5,073,915)			5,228,853

Shares	Description (1)	Coupon	Ratings (3)	Value

	PREFERRED STOCKS – 0.9%

	Real Estate Investment Trust – 0.9%

3,800	Hospitality Properties Trust	7.125%	Baa3	$96,330

1,200	Kite Realty Group Trust	8.250%	N/A	30,852

7,500	Penn Real Estate Investment Trust	7.375%	N/A	187,875

1,100	Sunstone Hotel Investors Inc.	8.000%	N/A	28,380
	Total Preferred Stocks (cost $346,492)			343,437

Shares	Description (1)	Coupon	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.4%

	Real Estate Investment Trust – 0.4%

5,700	American Homes 4 Rent	5.000%	N/R	$139,650
	Total Convertible Preferred Securities (cost $142,500)			139,650

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 68.6%

	Capital Markets – 10.1%

7,500	Affiliated Managers Group Inc.	6.375%	BBB	$187,500

12,500	Allied Capital Corporation	6.875%	BBB	310,500

8,100	Apollo Investment Corporation	6.875%	BBB	192,375

11,900	Apollo Investment Corporation	6.625%	BBB	288,932

300	Arlington Asset Investment Corporation	6.625%	N/R	6,867

5,000	BGC Partners Inc.	8.125%	BBB–	133,950

400	Fifth Street Finance Corporation	6.125%	BBB–	9,576

8,950	Fifth Street Finance Corporation	5.875%	BBB–	220,797

7,625	Hercules Technology Growth Capital Incorporated	7.000%	N/R	196,344

4,000	Hercules Technology Growth Capital Incorporated	7.000%	N/A	103,480

2,700	JMP Group Inc.	7.250%	N/R	68,040

12,700	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	286,385

Nuveen Investments	15

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value

	Capital Markets (continued)

14,450	Medley Capital Corporation	6.125%	N/R	$352,725

14,975	MVC Capital Incorporated	7.250%	N/A	380,814

13,700	Oxford Lane Capital Corporation	7.500%	N/R	326,745

200	Saratoga Investment Corporation	7.500%	N/R	5,036

17,845	Solar Capital Limited	6.750%	BBB–	410,435

14,250	Triangle Capital Corporation	6.375%	N/A	352,545
	Total Capital Markets			3,833,046

	Commercial Banks – 7.5%

2,600	AgriBank FCB, (7)	6.875%	A–	268,044

10,100	Boston Private Financial Holdings Inc.	6.950%	N/R	235,330

7,000	Citigroup Inc.	7.125%	BB+	184,800

7,100	City National Corporation	6.750%	BBB–	196,741

2,400	Fifth Third Bancorp.	6.625%	BBB–	63,624

5,000	First Horizon National Corporation	6.200%	Ba3	118,450

14,300	FNB Corporation	7.250%	Ba3	382,525

5,900	Morgan Stanley	7.125%	BB+	156,527

9,712	Private Bancorp Incorporated	7.125%	N/A	252,415

7,508	Regions Financial Corporation	6.375%	BB	181,018

6,668	TCF Financial Corporation	7.500%	BB	171,301

7,850	TCF Financial Corporation	6.450%	BB	190,284

10,000	Texas Capital Bancshares	6.500%	BB+	236,000

1,266	Taylor Capital Group	8.000%	N/R	33,866

7,825	Webster Financial Corporation	6.400%	Ba1	188,504
	Total Commercial Banks			2,859,429

	Consumer Finance – 1.1%

7,000	Discover Financial Services	6.500%	BB	171,710

7,500	GMAC Capital Trust I	8.125%	B+	204,750

560	SLM Corporation, Series A	6.970%	BB	27,300
	Total Consumer Finance			403,760

	Diversified Financial Services – 3.8%

3,699	Intl FCStone Inc.	8.500%	N/R	98,911

6,556	KCAP Financial Inc.	7.375%	N/A	169,866

17,175	KKR Financial Holdings LLC	7.375%	BB+	442,255

14,500	Main Street Capital Corporation	6.125%	N/R	356,700

14,500	PennantPark Investment Corporation	6.250%	BBB–	359,020
	Total Diversified Financial Services			1,426,752

16	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value

	Diversified Telecommunication Services – 1.0%

7,500	Qwest Corporation	7.375%	BBB–	$196,125

7,650	Qwest Corporation	6.125%	BBB–	168,530
	Total Diversified Telecommunication Services			364,655

	Food Products – 0.8%

11,800	CHS Inc., (2)	7.100%	N/R	315,886

	Health Care Providers & Services – 0.9%

12,400	Adcare Health Systems Inc.	10.875%	N/R	347,572

	Household Durables – 0.6%

8,360	Pitney Bowes Incorporated	6.700%	BBB	212,177

	Insurance – 7.6%

16,900	Argo Group US Inc.	6.500%	BBB–	388,869

8,325	Aspen Insurance Holdings Limited	7.401%	BBB–	215,285

6,732	Aspen Insurance Holdings Limited	7.250%	BBB–	175,840

7,025	Axis Capital Holdings Limited	6.875%	BBB	177,030

13,853	Endurance Specialty Holdings Limited	7.500%	BBB–	362,533

11,700	Hanover Insurance Group	6.350%	Ba1	270,036

14,900	Kemper Corporation	7.375%	Ba1	383,526

12,800	Maiden Holdings NA Limited	8.000%	BBB–	333,440

8,900	Maiden Holdings NA Limited	7.750%	BBB–	222,322

4,865	Principal Financial Group	6.518%	BBB	121,041

10,000	Selective Insurance Group	5.875%	BBB+	223,800
	Total Insurance			2,873,722

	Marine – 2.8%

8,300	Costamare Inc., (2)	8.500%	N/R	208,496

7,666	Costamare Inc.	7.625%	N/R	186,437

1,470	International Shipholding Corporation	9.000%	N/R	153,483

1,000	Navios Maritime Holdings Inc., (2)	8.750%	N/R	25,000

16,400	Seaspan Corporation	8.250%	N/R	418,528

2,900	Seaspan Corporation, (WI/DD)	6.375%	N/A	72,784
	Total Marine			1,064,728

	Oil, Gas & Consumable Fuels – 5.3%

4,200	Atlas Pipeline Partners LP, (2)	8.250%	CCC+	105,882

3,700	Callon Petroleum Company	10.000%	N/R	188,700

8,680	Magnum Hunter Resources Corporation	8.000%	N/A	425,841

8,300	Miller Energy Resources Inc.	10.500%	N/A	201,026

14,170	Nustar Logistics Limited Partnership	7.625%	Ba2	379,756

14,029	Teekay Offshore Partners LP	7.250%	N/R	356,898

8,500	Tsakos Energy Navigation Limited	8.875%	N/R	210,715

Nuveen Investments	17

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value

	Oil, Gas & Consumable Fuels (continued)

5,254	Vanguard Natural Resources LLC	7.875%	N/R	$134,555
	Total Oil, Gas & Consumable Fuels			2,003,373

	Real Estate Investment Trust – 24.5%

10,425	AG Mortgage Investment Trust	8.000%	N/A	241,860

3,900	American Realty Capital Properties Inc.	6.700%	N/A	88,803

10,000	Annaly Capital Management	7.625%	N/A	243,300

10,600	Apollo Commercial Real Estate Finance	8.625%	N/A	268,816

15,916	Apollo Residential Mortgage Inc.	8.000%	N/A	373,549

9,825	Arbor Realty Trust Incorporated	8.250%	N/R	243,267

3,200	Arbor Realty Trust Incorporated	7.750%	N/A	73,376

6,861	Ashford Hospitality Trust Inc.	9.000%	N/A	184,630

1,900	Campus Crest Communities	8.000%	Ba1	47,785

10,814	CBL & Associates Properties Inc.	7.375%	BB	271,756

14,521	Cedar Shopping Centers Inc., Series B	7.250%	N/A	341,389

7,718	Chesapeake Lodging Trust	7.750%	N/A	200,205

2,100	Colony Financial Inc.	8.500%	N/R	54,453

1,600	CommomWealth REIT	7.250%	Ba1	40,272

8,225	Coresite Realty Corporation	7.250%	N/A	203,569

5,150	CYS Invsetments Inc.	7.500%	N/R	118,347

9,858	DDR Corporation	6.500%	Baa3	237,183

15,550	Digital Realty Trust Inc.	7.000%	Baa3	378,954

15,500	Dupont Fabros Technology	7.875%	Ba2	391,375

50	Dupont Fabros Technology	7.625%	Ba2	1,254

6,100	Dynex Capital inc.	8.500%	N/A	149,084

2,725	Dynex Capital inc.	7.625%	N/R	62,893

6,700	First Potomac Realty Trust	7.750%	N/R	169,309

5,543	Hatteras Financial Corporation	7.625%	N/A	131,092

3,957	Hersha Hospitality Trust	6.875%	N/R	94,572

7,398	Inland Real Estate Corporation	8.125%	N/R	191,016

9,613	Invesco Mortgage Capital Inc.	7.750%	N/A	231,866

10,600	Kennedy-Wilson Inc.	7.750%	BB–	267,544

2,623	MFA Financial Inc.	8.000%	N/A	67,962

18,200	MFA Financial Inc.	7.500%	N/A	430,975

4,032	New York Mortgage Trust Inc.	7.750%	N/R	92,131

9,089	Northstar Realty Finance Corporation	8.875%	N/A	230,224

7,712	Northstar Realty Finance Corporation	8.250%	N/R	189,947

9,975	Pebblebrook Hotel Trust	6.500%	N/R	222,642

7,500	Penn Real Estate Investment Trust	8.250%	N/A	194,400

19,000	Rait Financial Trust	7.750%	N/R	454,479

18	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (3)	Value

	Real Estate Investment Trust (continued)

11,776	Retail Properties of America	7.000%		N/A	$290,867

9,045	Sabra Health Care Real Estate Investement Trust	7.125%		B2	218,527

10,000	Senior Housing Properties Trust	5.625%		BBB–	218,500

7,050	Strategic Hotel Capital Inc., Series B	8.250%		N/R	179,282

12,700	Strategic Hotel Capital Inc., Series C	8.250%		N/R	320,167

6,373	Summit Hotel Properties Inc.	7.875%		N/A	161,301

8,500	Urstadt Biddle Properties	7.125%		N/A	208,675

10,299	Winthrop Realty Trust Inc.	9.250%		N/R	274,159

8,850	Winthrop Realty Trust Inc.	7.750%		N/A	227,799
	Total Real Estate Investment Trust				9,283,556

	Thrifts & Mortgage Finance – 1.3%

10,000	Astoria Financial Corporation	6.500%		BB	237,600

10,800	Everbank Financial Corporation	6.750%		N/A	255,312

925	Federal Agricultural Mortgage Corporation	5.875%		Aaa	20,674
	Total Thrifts & Mortgage Finance				513,586

	U.S. Agency – 1.3%

250	Cobank Agricultural Credit Bank, 144A, (7)	6.250%		A–	25,297

2,875	Cobank Agricultural Credit Bank, (7)	6.125%		A–	243,565

2,250	Farm Credit Bank of Texas, 144A, (7)	6.750%		Baa1	229,640
	Total U.S. Agency				498,502
	Total $25 Par (or similar) Retail Preferred (cost $26,233,299)				26,000,744

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.7%

	Oil, Gas & Consumable Fuels – 0.7%

$275	DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	$258,500
$275	Total Convertible Bonds (cost $256,128)				258,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 7.8%

	Capital Markets – 1.1%

$400	Prosepect Capital Corporation	5.875%	3/15/23	BBB	$398,628

	Commercial Banks – 0.3%

100	JPMorgan Chase & Company	6.750%	8/01/64	BBB	105,250

	Commercial Services & Supplies – 1.4%

350	Iron Mountain Inc.	5.750%	8/15/24	B1	340,813

180	R.R. Donnelley & Sons Company	7.875%	3/15/21	BB–	206,100
530	Total Commercial Services & Supplies				546,913

Nuveen Investments	19

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Diversified Financial Services – 2.1%

$200	Fly Leasing Limited	6.750%	12/15/20	BB	$209,000

550	Jefferies Finance LLC Corpration, 144A	7.375%	4/01/20	B1	577,497
750	Total Diversified Financial Services				786,497

	Diversified Telecommunication Services – 1.5%

550	Frontier Comminications Corporation	7.125%	1/15/23	Ba2	570,624

	Oil, Gas & Consumable Fuels – 1.4%

255	Breitburn Energy Partners LP	7.875%	4/15/22	B–	276,039

250	Vanguard Natural Resources Finance	7.875%	4/01/20	B	269,376
505	Total Oil, Gas & Consumable Fuels				545,415
$2,835	Total Corporate Bonds (cost $2,804,757)				2,953,327

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.4%

	Commercial Banks – 0.8%

$300	Zions Bancorporation	7.200%	N/A (4)	BB	$310,500

	Diversified Financial Services – 1.4%

100	General Electric Capital Corporation	6.250%	N/A (4)	AA–	107,000

450	JPMorgan Chase & Company	5.150%	N/A (4)	BBB	421,875
550	Total Diversified Financial Services				528,875

	Insurance – 3.2%

100	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	111,000

375	National Financial Services Inc.	6.750%	N/A (4)	Baa2	375,000

3	Prudential PLC	7.750%	N/A (4)	A–	3,248

300	StanCorp Financial Group Inc.	6.900%	6/01/67	BBB–	302,250

18	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	18,900

400	XL Capital Ltd	6.500%	N/A (4)	BBB	393,500
1,196	Total Insurance				1,203,898
$2,046	Total $1,000 Par (or similar) Institutional Preferred (cost $1,995,645)				2,043,273

Shares	Description (1), (5)				Value

	INVESTMENT COMPANIES – 1.5%

11,544	Cushing Royalty and Income Fund				$212,871

65,800	MFS Intermediate Income Trust				340,844

1,700	Oxford Lane Capital Corporation				28,390
	Total Investment Companies (cost $580,171)				582,105
	Total Long-Term Investments (cost $37,432,907)				37,549,889
	Other Assets Less Liabilities – 0.9%				345,213
	Net Assets – 100%				$37,895,102

20	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Perpetual security. Maturity date is not applicable.

(5)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

N/A	Not applicable.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of

Assets and Liabilities	March 31, 2014 (Unaudited)

Assets
Long-term investments, at value (cost $37,432,907)	$37,549,889
Cash	59,715
Receivable for:
Dividends	166,913
Interest	102,683
Investments sold	428,792
Reclaims	4,998
Shares sold	14,987
Other assets	30
Total assets	38,328,007
Liabilities
Payable for:
Dividends	16,391
Investments purchased	191,177
Shares redeemed	166,287
Accrued expenses:
Management fees	4,563
Shareholder reporting expenses	43,295
Trustee fees	1,166
12b-1 distribution and service fees	7,135
Other	2,891
Total liabilities	432,905
Net assets	$37,895,102
Class A Shares
Net assets	$15,537,904
Shares outstanding	716,497
Net asset value (“NAV”) per share	$21.69
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$22.77
Class C Shares
Net assets	$4,461,584
Shares outstanding	206,117
NAV and offering price per share	$21.65
Class I Shares
Net assets	$17,895,614
Shares outstanding	824,304
NAV and offering price per share	$21.71
Net assets consist of:
Capital paid-in	$38,307,330
Undistrubuted (Over-distribution of) net investment income	177,107
Accumulated net realized gain (loss)	(706,317)
Net unrealized appreciation (depreciation)	116,982
Net assets	$37,895,102
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of

Operations	Six Months Ended March 31, 2014 (Unaudited)

Dividend and Interest Income (net of foreign tax withheld of $410)	$1,321,917
Expenses
Management fees	135,933
12b-1 service fees – Class A	19,978
12b-1 distribution and service fees – Class C	22,542
Shareholder servicing agent fees and expenses	13,724
Custodian fees and expenses	15,814
Trustees fees and expenses	1,233
Professional fees	17,322
Shareholder reporting expenses	25,006
Federal and state registration fees	24,818
Other expenses	1,989
Total expenses before fee waiver/expense reimbursement	278,359
Fee waiver/expense reimbursement	(99,870)
Net expenses	178,489
Net investment income (loss)	1,143,428
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(519,815)
Options written	3,131
Change in net unrealized appreciation (depreciation) of investments	2,118,696
Net realized and unrealized gain (loss)	1,602,012
Net increase (decrease) in net assets from operations	$2,745,440

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 3/31/14	Year Ended 9/30/13
Operations
Net investment income (loss)	$1,143,428	$931,230
Net realized gain (loss) from:
Investments	(519,815)	(182,174)
Options written	3,131	942
Changes in net unrealized appreciation (depreciation) of investments	2,118,696	(2,145,610)
Net increase (decrease) in net assets from operations	2,745,440	(1,395,612)
Distributions to Shareholders
From net investment income:
Class A	(417,975)	(419,497)
Class C	(100,666)	(98,909)
Class I	(477,148)	(374,583)
From accumulated net realized gains:
Class A	—	(46,028)
Class C	—	(21,236)
Class I	—	(49,156)
Decrease in net assets from distributions to shareholders	(995,789)	(1,009,409)
Fund Share Transactions
Proceeds from sale of shares	4,548,890	46,291,042
Proceeds from shares issued to shareholders due to reinvestment of distributions	895,961	768,898
	5,444,851	47,059,940
Cost of shares redeemed	(8,743,048)	(7,460,835)
Net increase (decrease) in net assets from Fund share transactions	(3,298,197)	39,599,105
Net increase (decrease) in net assets	(1,548,546)	37,194,084
Net assets at the beginning of period	39,443,648	2,249,564
Net assets at the end of period	$37,895,102	$39,443,648
Undistributed (Over-distribution of) net investment income at the end of period	$177,107	$29,468

See accompanying notes to financial statements.

24	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	25

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/09)
2014(f)	$20.70	$.62	$.92	$1.54	$(.55)	$—	$(.55)	$21.69
2013	22.41	1.14	(.85)	.29	(1.18)	(.82)	(2.00)	20.70
2012	21.22	1.21	2.56	3.77	(1.21)	(1.37)	(2.58)	22.41
2011	22.59	1.22	(.37)	.85	(1.43)	(.79)	(2.22)	21.22
2010(d)	20.00	1.07	2.38	3.45	(.86)	—	(.86)	22.59
Class C (12/09)
2014(f)	20.66	.55	.91	1.46	(.47)	—	(.47)	21.65
2013	22.37	.98	(.86)	.12	(1.01)	(.82)	(1.83)	20.66
2012	21.19	1.05	2.55	3.60	(1.05)	(1.37)	(2.42)	22.37
2011	22.55	1.06	(.37)	.69	(1.26)	(.79)	(2.05)	21.19
2010(d)	20.00	.94	2.37	3.31	(.76)	—	(.76)	22.55
Class I (12/09)
2014(f)	20.72	.66	.90	1.56	(.57)	—	(.57)	21.71
2013	22.42	1.24	(.88)	.36	(1.24)	(.82)	(2.06)	20.72
2012	21.23	1.28	2.55	3.83	(1.27)	(1.37)	(2.64)	22.42
2011	22.60	1.28	(.37)	.91	(1.49)	(.79)	(2.28)	21.23
2010(d)	20.00	1.12	2.37	3.49	(.89)	—	(.89)	22.60

26	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

7.53%	$15,538	1.49	%*	5.45	%*	.97	%*	5.97	%*	37%
1.21	17,635	1.92		4.47		.97		5.42		47
19.24	560	4.52		2.07		.97		5.62		85
3.78	531	2.78		3.70		.98		5.51		76
17.46	565	3.61	*	3.55	*	.99	*	6.17	*	53

7.14	4,462	2.25	*	4.74	*	1.72	*	5.27	*	37
.45	4,555	2.79		3.56		1.72		4.63		47
18.32	559	5.27		1.32		1.72		4.87		85
3.05	530	3.53		2.95		1.73		4.76		76
16.74	564	4.36	*	2.80	*	1.74	*	5.41	*	53

7.67	17,896	1.25	*	5.77	*	.72	*	6.30	*	37
1.53	17,254	1.64		5.00		.72		5.92		47
19.53	1,130	3.59		3.08		.72		5.94		85
4.05	531	2.53		3.95		.73		5.76		76
17.68	565	3.36	*	3.80	*	.74	*	6.42	*	53

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 9, 2009 (commencement of operations) through September 30, 2010.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended March 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	27

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income producing securities. The Fund invests at least 65% of its net assets in preferred and debt securities. Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services. The Fund may invest without limit in below-investment-grade securities, commonly referred to as “high yield” or “junk bonds.” The Fund may invest up to 35% of its net assets in equity securities other than preferred securities, including common stocks, convertible securities, depositary receipts and other types of securities with equity characteristics. The Fund may write covered call options on equity securities to generate additional income. In addition, to manage market risk and credit risk in its portfolio, the Fund may make short sales of equity securities and may enter into credit default swap agreements. The Fund’s short sales may equal up to 10% of the value of the Fund’s net assets. The Fund may invest in debt securities, preferred units and common units issued by master limited partnerships (“MLPs”), provided that the Fund may not invest more than 10% of its net assets in common units of MLPs. The Fund may invest up to 50% of its net assets in dollar-denominated securities issued by non-U.S. companies.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of March 31, 2014, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$72,500

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue

28	Nuveen Investments

other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

As of March 31, 2014, the Fund was not invested in any portfolio securities or derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADRs”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

30	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$5,074,514	$154,339	$—	$5,228,853
Preferred Stocks	343,437	—	—	343,437
Convertible Preferred Securities	139,650	—	—	139,650
$25 Par (or similar) Retail Preferred	25,234,198	766,546	—	26,000,744
Convertible Bonds	—	258,500	—	258,500
Corporate Bonds	—	2,953,327	—	2,953,327
$1,000 Par (or similar) Institutional Preferred	—	2,043,273	—	2,043,273
Investment Companies	582,105	—	—	582,105
Total	$31,373,904	$6,175,985	$—	$37,549,889
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Common Stocks and $25 Par (or similar) Retail Preferred classified as Level 2.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended March 31, 2014, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential. These options expired prior to the close of this reporting period. The average notional amount of outstanding options written during the six month ended March 31, 2014, was as follows:

Average notional amount of outstanding options written*	$(69,133)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options contracts during the six months ended March 31, 2014, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$3,131	$—

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

32	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 3/31/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	143,975	$3,003,546	1,010,751	$22,136,245
Class C	24,081	499,982	240,287	5,222,451
Class I	49,957	1,045,362	868,652	18,932,346
Shares issued to shareholders due to reinvestment of distributions:
Class A	18,928	397,721	19,204	410,767
Class C	4,053	84,992	3,342	71,144
Class I	19,630	413,248	13,554	286,987
	260,624	5,444,851	2,155,790	47,059,940
Shares redeemed:
Class A	(298,423)	(6,217,019)	(202,938)	(4,331,790)
Class C	(42,536)	(883,605)	(48,110)	(1,011,022)
Class I	(77,954)	(1,642,424)	(99,946)	(2,118,023)
	(418,913)	(8,743,048)	(350,994)	(7,460,835)
Net increase (decrease)	(158,289)	$(3,298,197)	1,804,796	$39,599,105

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended March 31, 2014, aggregated $13,958,444 and $17,182,737, respectively.

Transactions in options written during the six months ended March 31, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	61	3,131
Options expired	(61)	(3,131)
Options outstanding, end of period	—	$—

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

As of March 31, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$37,433,420
Gross unrealized:
Appreciation	$783,952
Depreciation	(667,483)
Net unrealized appreciation (depreciation) of investments	$116,469

Permanent differences, primarily due to complex securities tax character adjustments, federal taxes paid, bond premium amortization adjustments, investments in partnerships and distribution character reclassifications, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2013, the Fund’s last tax year end, as follows:

Capital paid-in	$(75)
Undistributed (Over-distribution of) net investment income	(12,233)
Accumulated net realized gain (loss)	12,308

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2013, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1,2]	$197,292
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2013 through September 30, 2013 and paid on October 1, 2013.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2013, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$759,496
Distributions from net long-term capital gains	82,512
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[3]	$179,799
Late-year ordinary losses[4]	—
[3]	Capital losses incurred from November 1, 2012 through September 30, 2013, the Fund’s last tax year end.
[4]	Ordinary losses incurred from January 1, 2013 through September 30, 2013 and specified losses incurred from November 1, 2012 through September 30, 2013.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

34	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2014, the complex-level fee rate for the Fund was .1668%.

The Adviser has contractually agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .75% through January 31, 2015 (1.25% thereafter), of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended March 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$42,152
Paid to financial intermediaries	38,105

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended March 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$10,787

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31, 2014, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$17,203

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended March 31, 2014, as follows:

CDSC retained	$1,903

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

As of March 31, 2014, Nuveen owned shares of the Fund as follows:

Class A Shares	25,000
Class C Shares	25,000
Class I Shares	50,768

8. Subsequent Events

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

36	Nuveen Investments

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

NWQ Investment Management

Company, LLC

2049 Century Park East

Los Angeles, CA 90097

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	37

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch U.S. 50% Corporate & 50% High Yield Index: An index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Morningstar Conservative Target Risk Index: An index that seeks to represent a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek below-average exposure to equity market risk and returns. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

38	Nuveen Investments

Notes

Nuveen Investments	39

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen
Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset
Management, NWQ Investment Management Company, Santa Barbara
Asset Management, Tradewinds Global Investors, Winslow Capital
Management, and Gresham Investment Management. In total, Nuveen
Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NFI-0314P        1224-INV-B05/15

Mutual Funds

Nuveen Commodity Strategy Funds

Semi-Annual Report March 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX
Nuveen Gresham Long/Short Commodity Strategy Fund	NGSAX	NGSCX	NGSIX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your Fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your Fund’s sub-adviser(s) will continue to manage your Fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your Fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser(s). New agreements will be presented to the Funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in December 2013, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 23, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Gresham Diversified Commodity Strategy Fund

Nuveen Gresham Long/Short Commodity Strategy Fund

These Funds are managed by Nuveen Fund Advisors, LLC (NFA), a wholly-owned subsidiary of Nuveen Investments. The Funds’ sub-advisors are Gresham Investment Management LLC, acting through its Near Term Active division (Gresham), and Nuveen Asset Management, LLC (Nuveen Asset Management), each of which is an affiliate of Nuveen Investments. Susan Wager and Randy Migdal from Gresham manage the Funds’ commodity investments and Douglas M. Baker, CFA, from Nuveen Asset Management manages the Funds’ fixed income investments. They have managed the Funds since their inceptions on July 30, 2012.

Here the managers review key strategies and the performance of the Funds for the six-month reporting period ended March 31, 2014.

How did the Funds perform during the six-month reporting period ended March 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year and since inception periods ending March 31, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Dow Jones-UBS Commodity IndexSM and Lipper classification average.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?

Nuveen Gresham Diversified Commodity Strategy Fund

The Fund’s Class A Shares at NAV for the Nuveen Gresham Diversified Commodity Strategy Fund underperformed the Dow Jones-UBS Commodity IndexSM and outperformed its Lipper average for the six-month reporting period ended March 31, 2014.

Gresham has developed an investment strategy intended to provide the Fund with exposure to the commodities asset class through a broad portfolio of futures contracts on physical commodities. Commodities have historically offered investors a hedge against rising inflation and diversification across economic cycles, potentially improving the efficiency of portfolios holding traditional equity and fixed income assets. The Fund’s investment strategy has two elements which include a portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, the volume of international trade and futures contract liquidity, with limits on portfolio concentration in individual commodities and groups. Once portfolio weights are determined, positions in individual futures contracts are actively managed by Gresham’s seasoned team of portfolio managers and traders, who seek the best opportunities from the available points on the futures contract curve for each commodity, and the most favorable timing of contract purchases and sales.

Within the Fund’s portfolio, the energy, foods and fibers, industrial metals and livestock groups underperformed the Index during the reporting period. In contrast, precious metals and agriculture were relative outperformers.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

The Fund’s underweights relative to the Index in natural gas, Arabica coffee and lean hogs, which were three of the top-performing individual commodities during the reporting period, hampered performance in the energy, foods and fibers and livestock groups, respectively. The Fund’s industrial metals position underperformed due to its exposure to London Metal Exchange (LME) copper, which is not included in the Index.

Although both the Fund and the Index posted losses in the precious metals group, the Fund’s decline was less severe, aided by platinum and palladium exposure (neither of which are included in the Index). Supply concerns helped bolster the prices for both metals in the first quarter. Platinum also benefited from strong seasonal demand from China.

The Fund’s agriculture group slightly outperformed the Index’s during the reporting period. The Fund includes Minneapolis wheat, but the Index does not, which was advantageous as wheat prices rose. Additionally, the Fund’s underweight in soybean oil contributed to relative performance. Soybean oil prices declined throughout the period.

Nuveen Gresham Long/Short Commodity Strategy Fund

The Fund’s Class A Shares at NAV for the Nuveen Gresham Long/Short Commodity Strategy Fund underperformed both the Dow Jones-UBS Commodity IndexSM and its Lipper average during the reporting period ended March 31, 2014.

In managing the Fund, Gresham invests in futures contracts of major commodities through a momentum strategy, seeking to take advantage of the market dynamics of trends in rising and falling prices to provide an attractive return. The Fund’s investment strategy has two elements which include a portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, volume of international trade and futures contract liquidity, with limits on portfolio concentration from individual commodities and groups. After determining commodities and portfolio weights, the Fund takes long positions in commodities showing rising price trends and sells short those commodities where prices have persistently fallen, relying on the six-month moving average of a commodity’s price as a reference point to determine trends. (Long portfolio positions benefit when prices are rising, while short positions benefit when prices are falling.)

At the end of the reporting period, the Fund was entirely long in agriculture, foods and fibers, and livestock. The Fund held a mix of long and short positions in industrial metals. In precious metals, the Fund was short gold and long in the remaining contracts. In energy, the Fund was long all contracts except gas oil, where it was flat. By comparison, the Index holds only long positions. For the reporting period, the Fund underperformed the Index on an absolute basis in all commodity groups except industrial metals.

Volatile prices for sugar and silver created a choppy trading environment that caused the Fund to frequently flip between long and short and vice versa, in its sugar and silver positions. This flipping activity detracted from relative performance in both the foods and fibers and the precious metals groups.

The performance of the Fund’s energy position also lagged the Index’s. While many of the Index’s energy commodities were up for the reporting period, the Fund’s positions generally posted losses.

In both the livestock and agricultural groups, the Fund generated robust returns, but disadvantageous trading in its lean hogs and soybean positions in the first quarter of 2014 tempered the Fund’s gains relative to the long-only Index.

The Fund’s industrial metals position, however, performed better than the Index’s. Performance was negative for both the Fund and Index in this group, as the prices of many industrial metals were volatile throughout the reporting period. However, the Fund benefited from short positions in some of the contracts during price declines, while the Index positions are long only.

6	Nuveen Investments

The Funds’ Fixed Income Investments

During the reporting period, Nuveen Asset Management invested the available fixed income investment proceeds per the mandated investment guidelines. A majority of the assets managed by Nuveen Asset Management were invested in a laddered strategy of U.S. Treasury bills. Nuveen Asset Management does not anticipate deviating materially from this strategy in the near future barring any unforeseen developments in the marketplace.

Nuveen Investments	7

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change which may subject the Funds to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Funds have a significant portion of their assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Funds. More information on these risks, as well as information on other risks to which the Funds are subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary and tax risks, are included in the Funds’ prospectus.

Short Selling Risk: As a result of short selling risk, the Nuveen Gresham Long/Short Commodity Strategy Fund bears the risk of unlimited loss on contracts it sells short.

8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	3.41%	(2.11)%	(3.60)%
Class A Shares at maximum Offering Price	(2.54)%	(7.74)%	(6.95)%
Dow Jones-UBS Commodity IndexSM**	5.86%	(2.10)%	(4.58)%
Lipper Commodities General Funds Classification Average**	3.27%	(2.53)%	(4.15)%

Class C Shares	3.09%	(2.81)%	(4.29)%
Class I Shares	3.51%	(1.90)%	(3.35)%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.07%	3.58%	2.62%
Net Expense Ratios	1.32%	2.07%	1.07%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 7/30/12.

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	0.59%	0.16%	(3.97)%
Class A Shares at maximum Offering Price	(5.19)%	(5.60)%	(7.31)%
Dow Jones-UBS Commodity IndexSM**	5.86%	(2.10)%	(4.58)%
Barclay BTOP50 Index**	1.70%	(2.50)%	(2.61)%
Lipper Commodities General Funds Classification Average**	3.27%	(2.53)%	(4.15)%

Class C Shares	0.27%	(0.54)%	(4.68)%
Class I Shares	0.76%	0.43%	(3.75)%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	5.43%	5.30%	4.26%
Net Expense Ratios	1.72%	2.47%	1.47%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 7/30/12.

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	11

Holding

Summaries March 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Gresham Diversified Commodity Strategy Fund

Commodity Group Weightings1

Energy	36.7%
Agriculturals	19.2%
Industrial Metals	16.4%
Precious Metals	13.8%
Livestock	8.2%
Foods & Fibers	5.7%

Fixed Income Investments3

U.S. Government and Agency Obligations	87.5%
Repurchase Agreements	12.5%

Top 10 Commodity Holdings1

Crude Oil	20.8%
Gold	9.8%
Copper	8.1%
Natural Gas	7.3%
Soybeans	6.2%
Corn	5.0%
Live Cattle	5.0%
Aluminum	4.6%
Wheat	4.2%
Unleaded Gas	4.0%

12	Nuveen Investments

Nuveen Gresham Long/Short Commodity Strategy Fund

Commodity Group Weightings2

Energy	35.3%
Agriculturals	19.5%
Industrial Metals	17.8%
Precious Metals	12.5%
Livestock	9.7%
Foods & Fibers	5.2%

Fixed Income Investments3

U.S. Government and Agency Obligations	90.1%
Repurchase Agreements	9.9%

Top 5 Long Commodity Holdings2

Crude Oil	19.8%
Natural Gas	7.2%
Live Cattle	6.0%
Soybeans	5.7%
Corn	4.8%

Short Commodity Holdings2

Copper	10.0%
Gold	8.6%
Aluminum	5.1%
Lead	0.3%

Long/Short Weightings[2]	Long	Short	Flat
Energy	31.4%	0.0%	3.9%
Agriculturals	19.5%	0.0%	0.0%
Industrial Metals	2.4%	15.4%	0.0%
Precious Metals	3.9%	8.6%	0.0%
Livestock	9.7%	0.0%	0.0%
Foods & Fibers	5.2%	0.0%	0.0%

1	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

2	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only, including gross exposure of long, short, and flat allocations. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

3	As a percentage of total short-term investments.

Nuveen Investments	13

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Diversified Commodity Strategy Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (10/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,034.10	$1,030.90	$1,035.10	$1,018.35	$1,014.61	$1,019.60
Expenses Incurred During Period	$6.69	$10.48	$5.43	$6.64	$10.40	$5.39

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.07% and 1.07% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Gresham Long/Short Commodity Strategy Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (10/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,005.90	$1,002.70	$1,007.60	$1,016.36	$1,012.62	$1,017.60
Expenses Incurred During Period	$8.60	$12.33	$7.36	$8.65	$12.39	$7.39

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.72%, 2.47% and 1.47% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

14	Nuveen Investments

Nuveen Gresham Diversified Commodity Strategy Fund

Consolidated Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 93.0%

	U.S. Government and Agency Obligations – 81.4%

$1,970	U.S. Treasury Bills	0.000%	4/03/14	Aaa	$1,970,000

2,000	U.S. Treasury Bills	0.000%	5/01/14	Aaa	1,999,962

2,000	U.S. Treasury Bills	0.000%	5/29/14	Aaa	1,999,944

2,000	U.S. Treasury Bills	0.000%	6/26/14	Aaa	1,999,832

2,000	U.S. Treasury Bills	0.000%	7/24/14	Aaa	1,999,730

2,000	U.S. Treasury Bills	0.000%	8/21/14	Aaa	1,999,546

2,000	U.S. Treasury Bills	0.000%	9/18/14	Aaa	1,999,456

2,000	U.S. Treasury Bills	0.000%	10/16/14	Aaa	1,999,368

2,000	U.S. Treasury Bills	0.000%	11/13/14	Aaa	1,999,152

2,500	U.S. Treasury Bills	0.000%	12/11/14	Aaa	2,498,632

2,500	U.S. Treasury Bills	0.000%	1/08/15	Aaa	2,498,238

3,000	U.S. Treasury Bills	0.000%	2/05/15	Aaa	2,997,288

2,000	U.S. Treasury Bills	0.000%	3/05/15	Aaa	1,997,794
27,970	Total U.S. Government and Agency Obligations				27,958,942

	Repurchase Agreements – 11.6%

1,168	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/14, repurchase price $1,167,967, collateralized by $1,280,000 U.S. Treasury Bonds, 3.125%, due 2/15/42, value $1,192,000	0.000%	4/01/14	N/A	1,167,967

2,824	Repurchase Agreement with State Street Bank, dated 3/31/14, repurchase price $2,823,615, collateralized by $3,160,000 Federal Home Loan Mortgage Corporation Notes, 2.000%, due 1/30/23, value $2,883,099 (3)	0.000%	4/01/14	N/A	2,823,615
$3,992	Total Repurchase Agreements				3,991,582
	Total Short-Term Investments (cost $31,947,788)				31,950,524
	Other Assets Less Liabilities – 7.0%				2,420,892
	Net Assets – 100%				$34,371,416

Investments in Derivatives as of March 31, 2014 (4) Futures Contracts outstanding:
Commodity Group	Contract	Contract Position (5)	Contract Expiration	Number of Contracts (6)	Notional Amount at Value (6)	Unrealized Appreciation (Depreciation)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	July 2014	25	$2,685,000	$23,816

	ICE Brent Crude Oil Futures Contract	Long	September 2014	6	638,580	945

	NYMEX WTI Crude Oil Futures Contract	Long	May 2014	18	1,828,440	64,720

	NYMEX WTI Crude Oil Futures Contract	Long	July 2014	14	1,398,600	33,754

	NYMEX WTI Crude Oil Futures Contract	Long	September 2014	5	489,950	(1,012)
	Total Crude Oil			68	7,040,570	122,223

Nuveen Investments	15

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments March 31, 2014 (Unaudited)

Investments in Derivatives as of March 31, 2014 (continued) Futures Contracts outstanding (continued):
Commodity Group	Contract	Contract Position (5)	Contract Expiration	Number of Contracts (6)	Notional Amount at Value (6)	Unrealized Appreciation (Depreciation)

Energy (continued)	Gas Oil

	ICE Gas Oil Futures Contract	Long	May 2014	4	$358,000	$(3,934)

	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	May 2014	10	1,230,516	(13,110)

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	May 2014	39	1,704,690	(59,395)

	NYMEX Natural Gas Futures Contract	Long	July 2014	17	755,480	(31,176)
	Total Natural Gas			56	2,460,170	(90,571)

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	May 2014	11	1,348,070	(5,809)
	Total Energy			149	12,437,326	8,799

Industrial Metals	Aluminum

	LME Aluminum High Grade Futures Contract	Long	May 2014	35	1,547,219	35,078

	Copper

	CEC Copper High Grade Futures Contract	Long	May 2014	4	302,550	(20,263)

	CEC Copper High Grade Futures Contract	Long	July 2014	6	453,300	(34,959)

	LME Copper Futures Contract	Long	May 2014	11	1,829,987	(141,938)

	LME Copper Futures Contract	Long	June 2014	1	166,238	(16,013)
	Total Copper			22	2,752,075	(213,173)

	Lead

	LME Lead Futures Contract	Long	May 2014	6	308,850	(6,806)

	LME Lead Futures Contract	Short	May 2014	(1)	(51,475)	(225)

	LME Lead Futures Contract	Long	July 2014	1	51,775	525
	Total Lead			6	309,150	(6,506)

	Nickel

	LME Nickel Futures Contract	Long	May 2014	6	572,076	68,352

	Zinc

	LME Zinc Futures Contract	Long	May 2014	8	395,000	(10,525)

	LME Zinc Futures Contract	Short	May 2014	(2)	(98,750)	6,750

	LME Zinc Futures Contract	Long	July 2014	2	99,450	(5,825)
	Total Zinc			8	395,700	(9,600)
	Total Industrial Metals			77	5,576,220	(125,849)

16	Nuveen Investments

Investments in Derivatives as of March 31, 2014 (continued) Futures Contracts outstanding (continued):
Commodity Group	Contract	Contract Position (5)	Contract Expiration	Number of Contracts (6)	Notional Amount at Value (6)	Unrealized Appreciation (Depreciation)

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	May 2014	48	$1,204,800	$117,747

	CBOT Corn Futures Contract	Long	July 2014	2	50,675	4,175

	CBOT Corn Futures Contract	Long	September 2014	18	451,800	26,413
	Total Corn			68	1,707,275	148,335

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	May 2014	7	335,510	32,525

	CBOT Soybean Meal Futures Contract	Long	July 2014	6	278,160	13,289

	CBOT Soybean Meal Futures Contract	Long	December 2014	6	225,300	9,087
	Total Soybean Meal			19	838,970	54,901

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Long	May 2014	5	121,260	2,046

	CBOT Soybean Oil Futures Contract	Long	July 2014	3	73,134	(5,166)

	CBOT Soybean Oil Futures Contract	Long	December 2014	11	262,944	(7,424)
	Total Soybean Oil			19	457,338	(10,544)

	Soybeans

	CBOT Soybean Futures Contract	Long	May 2014	10	732,000	69,773

	CBOT Soybean Futures Contract	Long	July 2014	10	714,750	12,046

	CBOT Soybean Futures Contract	Long	November 2014	11	652,987	10,846
	Total Soybeans			31	2,099,737	92,665

	Wheat

	CBOT KC HRW Wheat Futures Contract	Long	May 2014	9	343,800	55,117

	CBOT Wheat Futures Contract	Long	May 2014	15	522,937	81,551

	CBOT Wheat Futures Contract	Long	July 2014	4	140,300	1,606

	MGEX Red Spring Wheat Futures Contract	Long	May 2014	11	408,513	57,282
	Total Wheat			39	1,415,550	195,556
	Total Agriculturals			176	6,518,870	480,913

Precious Metals	Gold

	CEC Gold Futures Contract	Long	June 2014	26	3,337,880	(91,497)

	Palladium

	NYMEX Palladium Futures Contract	Long	June 2014	2	155,420	9,700

	Platinum

	NYMEX Platinum Futures Contract	Long	July 2014	4	284,160	(1,825)

	Silver

	CEC Silver Futures Contract	Long	July 2014	9	890,505	(88,470)
	Total Precious Metals			41	4,667,965	(172,092)

Nuveen Investments	17

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments March 31, 2014 (Unaudited)

Investments in Derivatives as of March 31, 2014 (continued) Futures Contracts outstanding (continued):
Commodity Group	Contract	Contract Position (5)	Contract Expiration	Number of Contracts (6)	Notional Amount at Value (6)	Unrealized Appreciation (Depreciation)

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	May 2014	6	$177,300	$(15)

	Coffee

	ICE Coffee C Futures Contract	Long	May 2014	4	266,850	44,428

	ICE Coffee C Futures Contract	Long	July 2014	1	67,500	3,975

	LIFFE Coffee Robusta Futures Contract	Long	May 2014	13	272,220	36,572
	Total Coffee			18	606,570	84,975

	Cotton

	ICE Cotton Futures Contract	Long	May 2014	5	233,800	11,488

	ICE Cotton Futures Contract	Long	July 2014	4	187,100	7,503
	Total Cotton			9	420,900	18,991

	Sugar

	ICE Sugar Futures Contract	Long	May 2014	29	577,170	61,139

	ICE Sugar Futures Contract	Long	July 2014	7	142,139	2,450
	Total Sugar			36	719,309	63,589
	Total Foods & Fibers			69	1,924,079	167,540

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	May 2014	4	355,700	2,831

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	June 2014	8	406,960	(2,841)

	CME Lean Hogs Futures Contract	Long	July 2014	6	297,000	(899)

	CME Lean Hogs Futures Contract	Long	October 2014	1	41,160	180
	Total Lean Hogs			15	745,120	(3,560)

	Live Cattle

	CME Live Cattle Futures Contract	Long	June 2014	19	1,045,000	15,077

	CME Live Cattle Futures Contract	Long	August 2014	12	645,840	629
	Total Live Cattle			31	1,690,840	15,706
	Total Livestock			50	2,791,660	14,977
	Total Futures Contracts outstanding			562	$33,916,120	$374,288

18	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. rating.

(3)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1– General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(5)	The Fund expects to invest only in long futures contracts. Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

(6)	Total Number of Contracts and Notional Amount at value include the net effect of LME short futures positions.

N/A	Not applicable.

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

HRW	Hard Red Winter

ICE	Intercontinental Exchange

KC	Kansas City

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to financial statements.

Nuveen Investments	19

Nuveen Gresham Long/Short Commodity Strategy Fund

Consolidated Portfolio of Investments March 31, 2014 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 94.0%

	U.S. Government and Agency Obligations – 84.7%

$610	U.S. Treasury Bills	0.000%	4/03/14	Aaa	$610,000

650	U.S. Treasury Bills	0.000%	5/01/14	Aaa	649,988

1,600	U.S. Treasury Bills	0.000%	5/29/14	Aaa	1,599,955

650	U.S. Treasury Bills	0.000%	6/26/14	Aaa	649,945

1,000	U.S. Treasury Bills	0.000%	7/24/14	Aaa	999,865

1,000	U.S. Treasury Bills	0.000%	8/21/14	Aaa	999,773

1,000	U.S. Treasury Bills	0.000%	9/18/14	Aaa	999,728

1,000	U.S. Treasury Bills	0.000%	10/16/14	Aaa	999,684

1,000	U.S. Treasury Bills	0.000%	11/13/14	Aaa	999,576

1,000	U.S. Treasury Bills	0.000%	12/11/14	Aaa	999,453

1,500	U.S. Treasury Bills	0.000%	1/08/15	Aaa	1,498,942

1,500	U.S. Treasury Bills	0.000%	2/05/15	Aaa	1,498,644

1,500	U.S. Treasury Bills	0.000%	3/05/15	Aaa	1,498,346
14,010	Total U.S. Government and Agency Obligations				14,003,899

	Repurchase Agreements – 9.3%

669	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/14, repurchase price $669,347, collateralized by $735,000 U.S. Treasury Bonds, 3.125%, due 2/15/42, value $684,469	0.000%	4/01/14	N/A	669,347

868	Repurchase Agreement with State Street Bank, dated 3/31/14, repurchase price $867,945, collateralized by $975,000 Federal Home Loan Mortgage Corporation Notes, 2.000%, due 1/30/23, value $889,564 (3)	0.000%	4/01/14	N/A	867,945
$1,537	Total Repurchase Agreements				1,537,292
	Total Short-Term Investments (cost $15,539,856)				15,541,191
	Other Assets Less Liabilities – 6.0%				999,862
	Net Assets – 100%				$16,541,053

Investments in Derivatives as of March 31, 2014 (4) Futures Contracts outstanding:
Commodity Group	Contract	Contract Position (5)	Contract Expiration	Number of Contracts*	Notional Amount at Value**	Unrealized Appreciation (Depreciation)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	June 2014	17	$1,830,050	$3,495

	NYMEX WTI Crude Oil Futures Contract	Long	May 2014	7	711,060	24,946

	NYMEX WTI Crude Oil Futures Contract	Long	June 2014	7	705,740	(1,470)
	Total Crude Oil			31	3,246,850	26,971

20	Nuveen Investments

Investments in Derivatives as of March 31, 2014 (continued) Futures Contracts outstanding (continued):
Commodity Group	Contract	Contract Position (5)	Contract Expiration	Number of Contracts*	Notional Amount at Value**	Unrealized Appreciation (Depreciation)

Energy (continued)	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	May 2014	3	$369,155	$4,701

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	May 2014	27	1,180,170	(23,811)

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	May 2014	3	367,655	4,395
	Total Energy			64	5,163,830	12,256

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	April 2014	9	393,975	12,094

	LME Primary Aluminum Futures Contract	Short	April 2014	(9)	(393,975)	(18,509)

	LME Primary Aluminum Futures Contract	Short	May 2014	(19)	(839,919)	(17,094)
	Total Aluminum			(19)	(839,919)	(23,509)

	Copper

	CEC Copper High Grade Futures Contract	Short	June 2014	(2)	(151,358)	—

	LME Copper Futures Contract	Long	April 2014	4	665,200	(33,700)

	LME Copper Futures Contract	Short	April 2014	(4)	(665,200)	39,225

	LME Copper Futures Contract	Short	May 2014	(9)	(1,497,262)	40,687
	Total Copper			(11)	(1,648,620)	46,212

	Lead

	LME Lead Futures Contract	Long	April 2014	1	51,188	(1,412)

	LME Lead Futures Contract	Short	April 2014	(1)	(51,188)	863

	LME Lead Futures Contract	Short	May 2014	(1)	(51,475)	1,350
	Total Lead			(1)	(51,475)	801

	Nickel

	LME Nickel Futures Contract	Long	April 2014	4	380,880	41,376

	LME Nickel Futures Contract	Short	April 2014	(4)	(380,880)	(38,223)

	LME Nickel Futures Contract	Long	May 2014	2	190,692	13,872
	Total Nickel			2	190,692	17,025

	Zinc

	LME Zinc Futures Contract	Long	April 2014	2	98,588	875

	LME Zinc Futures Contract	Short	April 2014	(2)	(98,588)	5,213

	LME Zinc Futures Contract	Long	May 2014	6	296,250	(5,025)

	LME Zinc Futures Contract	Short	May 2014	(6)	(296,250)	(1,438)

	LME Zinc Futures Contract	Long	June 2014	4	198,200	—
	Total Zinc			4	198,200	(375)
	Total Industrial Metals			(25)	(2,151,122)	40,154

Nuveen Investments	21

Nuveen Gresham Long/Short Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments March 31, 2014 (Unaudited)

Investments in Derivatives as of March 31, 2014 (continued) Futures Contracts outstanding (continued):
Commodity Group	Contract	Contract Position (5)	Contract Expiration	Number of Contracts*	Notional Amount at Value**	Unrealized Appreciation (Depreciation)

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	July 2014	31	$785,462	$22,663

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	July 2014	10	463,600	16,850

	Soybean Oil

	CBOT Soybean Oil Futures Contract	Long	May 2014	5	121,260	(1,470)

	CBOT Soybean Oil Futures Contract	Long	July 2014	5	121,890	(180)
	Total Soybean Oil			10	243,150	(1,650)

	Soybeans

	CBOT Soybean Futures Contract	Long	July 2014	13	929,175	17,625

	Wheat

	CBOT KC HRW Wheat Futures Contract	Long	May 2014	2	76,400	6,159

	CBOT Wheat Futures Contract	Long	May 2014	19	662,387	42,649

	MGEX Red Spring Wheat Futures Contract	Long	July 2014	1	37,038	500
	Total Wheat			22	775,825	49,308
	Total Agriculturals			86	3,197,212	104,796

Precious Metals	Gold

	CEC Gold Futures Contract	Short	June 2014	(11)	(1,412,180)	(89)

	Palladium

	NYMEX Palladium Futures Contract	Long	June 2014	1	77,710	240

	Platinum

	NYMEX Platinum Futures Contract	Long	July 2014	1	71,040	108

	Silver

	CEC Silver Futures Contract	Long	May 2014	5	493,800	(33,375)
	Total Precious Metals			(4)	(769,630)	(33,116)

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	May 2014	2	59,100	180

	Coffee

	ICE Coffee C Futures Contract	Long	May 2014	3	200,137	19,027

	LIFFE Coffee Robusta Futures Contract	Long	July 2014	1	20,840	(40)
	Total Coffee			4	220,977	18,987

	Cotton

	ICE Cotton Futures Contract	Long	May 2014	4	187,040	11,631

22	Nuveen Investments

Investments in Derivatives as of March 31, 2014 (continued) Futures Contracts outstanding (continued):
Commodity Group	Contract	Contract Position (5)	Contract Expiration	Number of Contracts*	Notional Amount at Value**	Unrealized Appreciation (Depreciation)

Foods & Fibers (continued)	Sugar

	ICE Sugar Futures Contract	Long	May 2014	9	$179,122	$4,168

	ICE Sugar Futures Contract	Long	July 2014	10	203,056	4,575
	Total Sugar			19	382,178	8,743
	Total Foods & Fibers			29	849,295	39,541

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	August 2014	1	89,700	(681)

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	June 2014	9	457,830	36,073

	CME Lean Hogs Futures Contract	Long	July 2014	1	49,500	1,080
	Total Lean Hogs			10	507,330	37,153

	Live Cattle

	CME Live Cattle Futures Contract	Long	June 2014	18	990,000	16,426
	Total Livestock			29	1,587,030	52,898
	Total Futures Contracts outstanding			179	$7,876,615	$216,529

	* The aggregate Number of Contracts for long and short futures contracts outstanding is 247 and (68), respectively.

	** The aggregate Notional Amount at Value for long and short futures contracts outstanding is $13,714,890 and $(5,838,275), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. rating.

(3)	As of the end of the reporting period, repurchase agreement was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Investment Objectives and Principal Investment Strategies and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(5)	Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. The London Clearing House is the counterparty for both the long and short position.

N/A	Not applicable.

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

HRW	Hard Red Winter

ICE	Intercontinental Exchange

KC	Kansas City

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to financial statements.

Nuveen Investments	23

Consolidated Statement of

Assets and Liabilities	March 31, 2014 (Unaudited)

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Assets
Short-term investments, at value (cost $31,947,788 and $15,539,856, respectively)	$31,950,524	$15,541,191
Cash	—	44,381
Cash collateral at brokers for open futures contracts	2,275,803	1,025,470
Receivable for:
Reimbursement from Adviser	—	905
Shares sold	246,202	788
Variation margin on futures contracts	113,419	67,056
Other assets	18,809	21,335
Total assets	34,604,757	16,701,126
Liabilities
Payable for variation margin on futures contracts	180,143	95,443
Accrued expenses:
Professional fees	24,031	24,011
Management fees	9,324	—
12b-1 distribution and service fees	1,191	363
Other	18,652	40,256
Total liabilities	233,341	160,073
Net assets	$34,371,416	$16,541,053
Class A Shares
Net assets	$4,625,697	$1,547,698
Shares outstanding	249,745	83,155
Net asset value (“NAV”) per share	$18.52	$18.61
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$19.65	$19.75
Class C Shares
Net assets	$569,121	$52,122
Shares outstanding	31,001	2,827
NAV and offering price per share	$18.36	$18.43
Class I Shares
Net assets	$29,176,598	$14,941,233
Shares outstanding	1,570,028	800,567
NAV and offering price per share	$18.58	$18.66
Net assets consist of:
Capital paid-in	$33,353,588	$16,516,704
Undistributed (Over-distribution of) net investment income	98,509	(149,227)
Accumulated net realized gain (loss)	542,295	(44,288)
Net unrealized appreciation (depreciation)	377,024	217,864
Net assets	$34,371,416	$16,541,053
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

24	Nuveen Investments

Consolidated Statement of

Operations	Six Months Ended March 31, 2014 (Unaudited)

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Investment Income	$11,194	$4,137
Expenses
Management fees	111,156	51,455
12b-1 service fees – Class A	2,083	1,616
12b-1 distribution and service fees – Class C	993	258
Shareholder servicing agent fees and expenses	1,108	1,886
Custodian fees and expenses	40,309	30,333
Trustees fees and expenses	18,002	11,417
Professional fees	24,985	24,822
Shareholder reporting expenses	659	14,243
Federal and state registration fees	22,943	15,593
Other expenses	2,874	2,650
Total expenses before fee waiver/expense reimbursement	225,112	154,273
Fee waiver/expense reimbursement	(99,356)	(87,713)
Net expenses	125,756	66,560
Net investment income (loss)	(114,562)	(62,423)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	14	(45)
Futures contracts	542,281	(44,243)
Change in net unrealized appreciation (depreciation) of:
Investments	(3,750)	(1,097)
Futures contracts	687,592	147,765
Net realized and unrealized gain (loss)	1,226,137	102,380
Net increase (decrease) in net assets from operations	$1,111,575	$39,957

See accompanying notes to financial statements.

Nuveen Investments	25

Consolidated Statement of

Changes in Net Assets	(Unaudited)

	Gresham Diversified Commodity Strategy		Gresham Long/Short Commodity Strategy
	Six Months Ended 3/31/14	Year Ended 9/30/13	Six Months Ended 3/31/14	Year Ended 9/30/13
Operations
Net investment income (loss)	$(114,562)	$(140,162)	$(62,423)	$(98,153)
Net realized gain (loss) from:
Investments	14	194	(45)	35
Futures contracts	542,281	(1,023,685)	(44,243)	(212,186)
Change in net unrealized appreciation (depreciation) of:
Investments	(3,750)	5,912	(1,097)	1,529
Futures contracts	687,592	(491,418)	147,765	(66,760)
Net increase (decrease) in net assets from operations	1,111,575	(1,649,159)	39,957	(375,535)
Distributions to Shareholders
From net investment income:
Class A	—	(954)	—	(198)
Class C	—	(925)	—	(43)
Class I	—	(198,136)	—	(30,945)
Return of capital:
Class A	—	—	—	(24)
Class C	—	—	—	(5)
Class I	—	—	—	(3,797)
Decrease in net assets from distributions to shareholders	—	(200,015)	—	(35,012)
Fund Share Transactions
Proceeds from sale of shares	14,461,855	15,760,013	8,855,555	1,401,545
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	132,242	—	14,119
	14,461,855	15,892,255	8,855,555	1,415,664
Cost of shares redeemed	(185,322)	(2,310,514)	(82,631)	(153,038)
Net increase (decrease) in net assets from Fund share transactions	14,276,533	13,581,741	8,772,924	1,262,626
Net increase (decrease) in net assets	15,388,108	11,732,567	8,812,881	852,079
Net assets at the beginning of period	18,983,308	7,250,741	7,728,172	6,876,093
Net assets at the end of period	$34,371,416	$18,983,308	$16,541,053	$7,728,172
Undistributed (Over-distribution of) net investment income at the end of period	$98,509	$213,071	$(149,227)	$(86,804)

See accompanying notes to financial statements.

26	Nuveen Investments

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Nuveen Investments	27

Financial

Highlights (Unaudited)

Gresham Diversified Commodity Strategy

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (7/12)
2014(f)	$17.91	$(.11)	$.72	$.61	$—	$—	$—	$18.52
2013	20.71	(.22)	(2.28)	(2.50)	(.30)	—	(.30)	17.91
2012(d)	20.00	(.04)	.75	.71	—	—	—	20.71
Class C (7/12)
2014(f)	17.81	(.17)	.72	.55	—	—	—	18.36
2013	20.68	(.36)	(2.27)	(2.63)	(.24)	—	(.24)	17.81
2012(d)	20.00	(.07)	.75	.68	—	—	—	20.68
Class I (7/12)
2014(f)	17.95	(.09)	.72	.63	—	—	—	18.58
2013	20.72	(.18)	(2.27)	(2.45)	(.32)	—	(.32)	17.95
2012(d)	20.00	(.03)	.75	.72	—	—	—	20.72

28	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.41%	$4,626	2.07	%*	(1.98	)%*	1.32	%*	(1.23	)%*	0%
(12.16)	388	3.07		(2.96)		1.32		(1.21)		0
3.55	52	8.75	*	(8.63	)*	1.32	*	(1.20	)*	0

3.09	569	2.98	*	(2.88	)*	2.07	*	(1.97	)*	0
(12.81)	74	3.58		(3.47)		2.07		(1.96)		0
3.40	52	9.51	*	(9.40	)*	2.07	*	(1.95	)*	0

3.51	29,177	1.94	*	(1.84	)*	1.07	*	(.97	)*	0
(11.91)	18,521	2.62		(2.51)		1.07		(.96)		0
3.60	7,147	8.52	*	(8.40	)*	1.07	*	(.95	)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
(f)	For the six months ended March 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Financial Highlights (Unaudited) (continued)

Gresham Long/Short Commodity Strategy

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital		Total	Ending NAV
Class A (7/12)
2014(f)	$18.49	$(.15)	$.27	$.12	$—	$—	$—		$—	$18.61
2013	19.64	(.30)	(.77)	(1.07)	(.08)	—	—	**	(.08)	18.49
2012(d)	20.00	(.06)	(.30)	(.36)	—	—	—		—	19.64
Class C (7/12)
2014(f)	18.38	(.22)	.27	.05	—	—	—		—	18.43
2013	19.61	(.44)	(.77)	(1.21)	(.02)	—	—	**	(.02)	18.38
2012(d)	20.00	(.08)	(.31)	(.39)	—	—	—		—	19.61
Class I (7/12)
2014(f)	18.51	(.13)	.28	.15	—	—	—		—	18.66
2013	19.65	(.25)	(.79)	(1.04)	(.09)	—	(.01)		(.10)	18.51
2012(d)	20.00	(.05)	(.30)	(.35)	—	—	—		—	19.65

30	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

.59%	$1,548	3.77	%*	(3.68	)%*	1.72	%*	(1.62	)%*	0%
(5.40)	1,100	5.43		(5.32)		1.72		(1.61)		0
(1.80)	49	9.16	*	(9.07	)*	1.72	*	(1.63	)*	0

.27	52	4.54	*	(4.44	)*	2.47	*	(2.37	)*	0
(6.12)	52	5.30		(5.18)		2.47		(2.35)		0
(1.95)	49	9.90	*	(9.81	)*	2.47	*	(2.38	)*	0

.76	14,941	3.45	*	(3.35	)*	1.47	*	(1.37	)*	0
(5.24)	6,576	4.26		(4.14)		1.47		(1.35)		0
(1.75)	6,778	8.91	*	(8.82	)*	1.47	*	(1.38	)*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period July 30, 2012 (commencement of operations) through September 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
(f)	For the six months ended March 31, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	31

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Diversified Commodity Strategy Fund (“Gresham Diversified Commodity Strategy”) and Nuveen Gresham Long/Short Commodity Strategy Fund (“Gresham Long/Short Commodity Strategy”) (each a “Fund” and collectively, the “Funds”), as diversified Funds, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gresham Investment Management LLC (“Gresham”), an affiliate of the Adviser and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (collectively, the “Sub-Advisers”). The Adviser has selected Gresham, acting through its Near Term Active division, to manage each Fund’s commodity investment strategy. The Adviser has selected NAM to manage each Fund’s fixed income investments.

Investment Objectives and Principal Investment Strategies

Gresham Diversified Commodity Strategy’s investment objective is to seek attractive total return. Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•	A portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets which is actively managed by Gresham, pursuant to its proprietary Tangible Asset Program® ( “TAP®”), a fully collateralized, long-only rules-based commodity investment strategy; and

•	A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by NAM.

Gresham Long/Short Commodity Strategy’s investment objective is to seek attractive total return. Under normal market conditions, the Fund primarily invests in a diversified portfolio of commodity futures contracts and fixed income investments. The Fund’s investment strategy has two elements:

•	A portfolio of long and/or short exchange-traded commodity futures contracts providing long and/or short exposure to all principal groups in the global commodity markets which is actively managed by Gresham, pursuant to its proprietary Long/Short Strategy, a fully collateralized, long/short rules-based commodity investment strategy; and

•	A portfolio of cash equivalents, U.S. government securities and other high-quality short-term debt securities which is actively managed by NAM.

Each Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate value substantially equal to the Funds’ net assets. The Funds invest in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Funds may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Funds may make investments in commodity-linked derivative instruments directly, Gresham Diversified Commodity Strategy and Gresham Long/Short Commodity Strategy expect to primarily gain exposure to these investments by investing in the Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd., respectively, (each a “Subsidiary” and collectively the “Subsidiaries”) wholly-owned subsidiaries of the Funds organized under the laws of the Cayman Islands. The Subsidiaries are advised by the Adviser and sub-advised by Gresham. Each Fund’s investment in its Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Funds, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiaries have the same investment objective as each of their respective Funds, but unlike the Funds, they may invest without limitation in commodity-linked derivative instruments. The Subsidiaries are otherwise subject to the same fundamental and non-fundamental investment restrictions as the Funds. Except as otherwise noted, for purposes of this report, references to the Funds’ investments may also be deemed to include each Fund’s indirect investments through its Subsidiary.

Each Fund intends to invest up to 25% of its net assets in its Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of each Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of each Fund’s net assets.

32	Nuveen Investments

Assets not invested by the Funds in the Subsidiaries or directly in commodity-linked derivative instruments are invested by NAM in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Funds’ fixed income investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Funds’ investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by NAM to be of comparable quality.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same for federal income tax purposes.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discount for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Consolidated Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Consolidated Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

As of March 31, 2014, the Funds were invested in repurchase agreements that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Commodity futures contracts traded on an exchange will be valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services. These investments are generally classified as Level 1. Over-the-counter commodity futures contracts not traded on an exchange will be valued, in order of hierarchy, by independent pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of each Fund’s NAV, that may affect the values of each Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Adviser. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

34	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Gresham Diversified Commodity Strategy	Level 1	Level 2	Level 3	Total
Short-Term Investments:
U.S. Government and Agency Obligations	$—	$27,958,942	$—	$27,958,942
Repurchase Agreements	—	3,991,582	—	3,991,582
Investments in Derivatives:
Futures Contracts*	374,288	—	—	374,288
Total	$374,288	$31,950,524	$—	$32,324,812

Gresham Long/Short Commodity Strategy
Short-Term Investments:
U.S. Government and Agency Obligations	—	14,003,899	—	14,003,899
Repurchase Agreements	—	1,537,292	—	1,537,292
Investments in Derivatives:
Futures Contracts*	216,529	—	—	216,529
Total	$216,529	$15,541,191	$—	$15,757,720
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Gresham Diversified Commodity Strategy
	Fixed Income Clearing Corporation	$1,167,967	$(1,167,967)	$—
	State Street Bank	2,823,615	(2,823,615)	—
Total		$3,991,582	$(3,991,582)	$—
Gresham Long/Short Commodity Strategy
	Fixed Income Clearing Corporation	$669,347	$(669,347)	$—
	State Street Bank	867,945	(867,945)	—
Total		$1,537,292	$(1,537,292)	$—
*	As of March 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Each Fund invests in commodity futures contracts. Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for open futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the investors account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

36	Nuveen Investments

The average notional amount of futures contracts outstanding during the six months ended March 31, 2014, was as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Average notional amount of futures contracts outstanding*	$24,118,937	$9,948,702
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Funds as of March 31, 2014, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	DerivativeInstrument	Location	Value	Location	Value
Gresham Diversified Commodity Strategy
Commodity	Futures contracts	Cash collateral at brokers for open futures contracts and Receivable for variation margin on futures contracts*	$586,124	Payable for variation margin on futures contracts*	$337,291
		Cash collateral at brokers for open futures contracts and Receivable for variation margin on futures contracts*	(18,400)	Payable for variation margin on futures contracts*	(530,727)
Total			$567,724		$(193,436)

Gresham Long/Short Commodity Strategy
Commodity	Futures contracts	Cash collateral at brokers for open futures contracts and Receivable for variation margin on futures contracts*	$257,136	Payable for variation margin on futures contracts*	$135,910
		Cash collateral at brokers for open futures contracts and Receivable for variation margin on futures contracts*	(5,025)	Payable for variation margin on futures contracts*	(171,492)
Total			$252,111		$(35,582)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the cash collateral at brokers for open futures contracts, if any, or the receivable or payable for variation margin presented on the Consolidated Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts during the six months ended March 31, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Gresham Diversified Commodity Strategy	Commodity	Futures contracts	$542,281	$687,592
Gresham Long/Short Commodity Strategy	Commodity	Futures contracts	(44,243)	147,765

Financial Instrument Risk

The financial instruments used by the Funds are commodity futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of March 31, 2014, the financial instruments held by the Funds are traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Funds due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Funds entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with each Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. Each Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. A Fund may be exposed to credit risk from its investments in commodity futures contracts and options on commodity futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. Gresham Long/Short Commodity Strategy is subject to short exposure when it sells short a futures contract. Short sales are transactions in which the Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

A short sale creates the risk of an unlimited loss since the price of the underlying commodity in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

Each Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Funds’ shares.

4. Fund Shares

Transactions in Fund shares were as follows:

	Gresham Diversified Commodity Strategy
	Six Months Ended 3/31/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	233,458	$4,196,991	22,977	$419,998
Class C	29,059	529,001	1,662	31,993
Class I	540,492	9,735,863	804,537	15,308,022
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	10	197
Class C	—	—	17	329
Class I	—	—	6,861	131,716
	803,009	14,461,855	836,064	15,892,255
Shares redeemed:
Class A	(5,398)	(99,996)	(3,802)	(66,361)
Class C	(2,237)	(40,247)	—	—
Class I	(2,537)	(45,079)	(124,325)	(2,244,153)
	(10,172)	(185,322)	(128,127)	(2,310,514)
Net increase (decrease)	792,837	$14,276,533	707,937	$13,581,741

38	Nuveen Investments

	Gresham Long/Short Commodity Strategy
	Six Months Ended 3/31/14		Year Ended 9/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	26,906	$497,046	58,889	$1,104,265
Class C	—	—	327	6,000
Class I	446,542	8,358,509	15,606	291,280
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	1	21
Class C	—	—	—	—
Class I	—	—	762	14,098
	473,448	8,855,555	75,585	1,415,664
Shares redeemed:
Class A	(3,282)	(61,020)	(1,859)	(35,352)
Class C	—	—	—	—
Class I	(1,154)	(21,611)	(6,189)	(117,686)
	(4,436)	(82,631)	(8,048)	(153,038)
Net increase (decrease)	469,012	$8,772,924	67,537	$1,262,626

5. Investment Transactions

The Funds did not have any purchases or sales of long-term investments during the six months ended March 31, 2014.

6. Income Tax Information

Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

Each Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If a Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Each Fund’s investment in its Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). The IRS recently suspended the issuance of such rulings while it considers the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Funds have not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Funds will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiaries will be operated consistent with this statutory provision. However, if a Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

If the Subsidiaries do not make the distributions, or do not make the distributions in the year earned, the Funds may still be required to recognize the Subsidiaries’ commodities income for the purposes of calculating the Funds’ own taxable income. It is anticipated that for federal income tax purposes, income and capital gain earned by the Subsidiaries and distributed to the Funds and their shareholders will be considered a distribution of net investment income generally taxable to shareholders as ordinary income. Net losses earned by the Subsidiaries may not be netted with income or gain earned within the Funds and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of March 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Cost of investments	$31,947,788	$15,539,856
Gross unrealized:
Appreciation	$2,736	$1,335
Depreciation	—	—
Net unrealized appreciation (depreciation) of investments	$2,736	$1,335

Permanent differences, primarily due to calculation of taxable income from the Subsidiaries, net operating losses, return of capital distributions, distribution reclassifications and nondeductible stock issuance costs, resulted in reclassifications among the Funds’ components of net assets as of September 30, 2013, the Funds’ last tax year end, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Capital paid-in	$(411,196)	$(88,897)
Undistributed (Over-distribution of) net investment income	411,533	88,934
Accumulated net realized gain (loss)	(337)	(37)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2013, the Funds’ last tax year end, were as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Undistributed net ordinary income[1]	$—	$—
Undistributed net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2013 was designated for purposes of the dividends paid deduction as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Distributions from net ordinary income[1]	$200,015	$31,186
Distributions from net long-term capital gains	—	—
Return of capital	—	3,826
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Post-October capital losses[2]	$—	$—
Late-year ordinary losses[3]	60,555	15,115
[2]	Capital losses incurred from November 1, 2012 through September 30, 2013, the Funds’ last tax year ended.
[3]	Ordinary losses incurred from January 1, 2013 through September 30, 2013, and specified losses incurred from November 1, 2012 through September 30, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

40	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Gresham Diversified Commodity Strategy Fund-level Fee Rate	Gresham Long/Short Commodity Strategy Fund-level Fee Rate
For the first $125 million	.8000%	1.0000%
For the next $125 million	.7875	.9875
For the next $250 million	.7750	.9750
For the next $500 million	.7625	.9625
For the next $1 billion	.7500	.9500
For net assets over $2 billion	.7250	.9250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2014, the complex-level fee rate for these Funds was .1668%.

Gresham manages the Subsidiaries’ commodity investments on a discretionary basis, subject to the supervision of the Adviser. The Subsidiaries do not pay the Adviser or Gresham a management fee for their services. The Subsidiaries have also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. Each Fund, as the sole shareholder of its Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Funds.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Expense Cap	Expense Cap Expiration Date
Gresham Diversified Commodity Strategy	1.10%	January 31, 2015
Gresham Long/Short Commodity Strategy	1.50	January 31, 2015

The Adviser may also voluntarily reimburse additional expenses from time to time in either Fund. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

During the six months ended March 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Sales charges collected	$2,589	$117
Paid to financial intermediaries	2,250	102

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended March 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Commission advances	$4,457	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
12b-1 fees retained	$989	$256

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended March 31, 2014, as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
CDSC retained	$97	$—

As of March 31, 2014, Nuveen and Gresham, owned shares of the Funds as follows:

	Gresham Diversified Commodity Strategy	Gresham Long/Short Commodity Strategy
Class A Shares	2,500	2,500
Class C Shares	2,500	2,500
Class I Shares	345,000	345,000

8. Basis for Consolidation and Subsidiary Information

Gresham Diversified Commodity Fund Ltd. and Gresham Long/Short Commodity Fund Ltd. were each incorporated as wholly-owned subsidiaries acting as investment vehicles of Gresham Diversified Commodity Strategy and Gresham Long/Short Commodity Strategy, respectively, in order to effect certain investments for the Funds consistent with the Funds’ investment objectives and policies as specified in their prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiaries confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries.

Each Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and the Subsidiary. Each Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of the Fund and the Subsidiary, and all inter-fund transactions and balances have been eliminated.

42	Nuveen Investments

The following table summarizes the structure, incorporation and relationship information of the Subsidiaries, and certain financial information of the Subsidiaries recognized in the consolidated financial statements referred to above.

	Gresham Diversified Commodity Strategy Fund, Ltd.	Gresham Long/Short Commodity Strategy Fund, Ltd.
Date of Incorporation	April 10, 2012	April 10, 2012

Fund Net Assets
Gresham Diversified Commodity Strategy	$34,371,416	$—
Gresham Long/Short Commodity Strategy	—	16,541,053
Subsidiary % of Fund net assets	14.65%	11.53%

Consolidated Financial Statement Information
Total assets	$5,034,155	$1,909,542
Total liabilities	—	1,942
Net assets	5,034,155	1,907,600
Total investment income	319	96
Net investment income (loss)	(38,409)	(29,237)
Net realized gain (loss) from futures contracts	542,281	(44,243)
Change in net unrealized appreciation (depreciation) of futures contracts	687,592	147,898
Increase (decrease) in net assets	2,570,967	780,623

9. Subsequent Events

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

Nuveen Investments	43

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

Near Term Active division

67 Irving Place

New York, NY 10003

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Bostoxn, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

44	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclay BTOP50 Index: An index that seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Dow Jones-UBS Commodity IndexSM: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Short Position: A security a fund does not own, but has sold through the delivery of a borrowed security.

Long Position: A security a fund owns in its portfolio.

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Notes

46	Nuveen Investments

Notes

Nuveen Investments	47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen
Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset
Management, NWQ Investment Management Company, Santa Barbara
Asset Management, Tradewinds Global Investors, Winslow Capital
Management, and Gresham Investment Management. In total, Nuveen
Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-GRESH-0314P        1222-INV-B05-15

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: June 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: June 5, 2014

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 5, 2014